UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.         )

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Hemacare Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HEMACARE CORPORATION

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held May 24, 2005

The 2005 annual meeting of the shareholders (the “Meeting”) of HemaCare Corporation (the “Company”) will be held on Tuesday, May 24, 2005, at 10:00 a.m. (local time), at the Company’s corporate headquarters located at 21101 Oxnard Street, Woodland Hills, California 91367, for the following purposes:

1.      Election of Directors.   To elect five persons to the Board of Directors of the Company to serve until the annual meeting of shareholders to be held in 2006, or until their respective successors have been elected and qualified. The following persons are the Board of Directors’ nominees: Julian L. Steffenhagen, Steven B. Gerber, M.D., Judi Irving, Robert L. Johnson and Terry Van Der Tuuk.

2.      Amendment of 1996 Stock Incentive Plan.   To amend the 1996 Stock Incentive Plan (the “Plan”) to increase the number of shares that may be issued under the Plan by 500,000.

3.      Ratification of the Appointment of Independent Registered Public Accounting Firm.   To ratify the selection of Stonefield Josephson, Inc. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2005.

4.      Other Business.   To transact such other business as properly may come before the Meeting or any continuation, adjournment or postponement thereof.

Only holders of record of Common Stock of the Company at the close of business on April 6, 2005 (the “Shareholders”) will be entitled to notice of and to vote, in person or by proxy, at the Meeting or any continuation, adjournment or postponement thereof.

The Proxy Statement, which accompanies this Notice, contains additional information regarding the proposals to be considered at the Meeting, and Shareholders are encouraged to read it in its entirety.

As set forth in the enclosed Proxy Statement, proxies are being solicited by and on behalf of the Board of Directors of the Company. All proposals set forth above are proposals of the Board of Directors. It is expected that these materials will be first mailed to Shareholders on or about April 15, 2005.

To ensure that your shares may be represented at the Meeting and to assure the presence of a quorum, please complete, date and sign the enclosed Proxy and return it promptly in the self-addressed, stamped envelope enclosed for that purpose, whether or not you expect to attend the Meeting in person.

By Order of the Board of Directors,

Robert S. Chilton, Secretary
Woodland Hills, California
April 15, 2005

IT IS IMPORTANT THAT ALL SHAREHOLDERS VOTE.
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE. IF YOU DO ATTEND THE MEETING, YOU MAY THEN WITHDRAW YOUR PROXY AND VOTE IN PERSON. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE.

HEMACARE CORPORATION

21101 Oxnard Street
Woodland Hills, California 91367
(818) 226-1968

PROXY STATEMENT

GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of HemaCare Corporation (the “Company”), for use at the 2005 annual meeting of the shareholders of the Company (the “Meeting”) to be held at the Company’s corporate headquarters, 21101 Oxnard Street, Woodland Hills, California 91367, on Tuesday, May 24, 2005, at 10:00 a.m. (local time) and at any continuation, adjournment or postponement thereof, for the purposes set forth herein and in the attached Notice of Annual Meeting of Shareholders.

Only holders of record of the Company’s Common Stock (the “Shareholders”) at the close of business on April 6, 2005 (the “Record Date”) are entitled to notice of and to vote, in person or by proxy, at the Meeting and any continuation, adjournment or postponement thereof.

The Notice of Annual Meeting, this Proxy Statement and the accompanying Proxy card will first be mailed to Shareholders on or about April 15, 2005.

Matters to be Considered

The matters to be considered and voted upon at the Meeting will be:

1.                Election of Directors.   To elect five persons to the Board of Directors of the Company to serve until the annual meeting of shareholders to be held in 2006, or until their respective successors have been elected and qualified. The following persons are the Board of Directors’ nominees:

Julian L. Steffenhagen
Steven B. Gerber, M.D.
Judi Irving
Robert L. Johnson
Terry Van Der Tuuk

2.                Amendment of 1996 Stock Incentive Plan.   To amend the 1996 Stock Incentive Plan (the “Plan”) to increase the number of shares that may be issued under the Plan by 500,000.

3.                Ratification of the Appointment of Independent Registered Public Accounting Firm.   To ratify the selection of Stonefield Josephson, Inc. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2005.

4.                Other Business.   To transact such other business as properly may come before the Meeting or any continuation, adjournment or postponement thereof.

Method of Voting

Shareholders can vote by proxy or by attending the Meeting and voting in person. A Proxy card (the “Proxy”) is enclosed. If you vote by means of the Proxy, the Proxy must be completed, signed and dated by you or your authorized representative. The completed Proxy may be returned in the postage-paid envelope provided or by facsimile to U.S. Stock Transfer Corporation, the Inspector of Election at (818) 246-5607. Judi Irving, the designated Proxyholder (the “Proxyholder”), is a member of the Company’s management.

If you hold Common Stock in “street name,” you must either instruct your broker or nominee as to how to vote such shares or obtain a Proxy, executed in your favor by your broker or nominee, to be able to vote at the Meeting.

If a Proxy is properly signed, dated and returned and is not revoked, the proxy will be voted at the Meeting in accordance with the Shareholder’s instructions indicated on the Proxy. If no instructions are indicated on the Proxy, the Proxy will be voted “FOR” the election of the Board of Directors’ nominees, “FOR” approval of the amendment to the Plan, “FOR” ratification of the appointment of Stonefield Josephson, Inc. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2005, and in accordance with the recommendations of the Board of Directors as to any other matter that may properly be brought before the Meeting or any continuation, adjournment or postponement thereof.

Revocation of Proxies

You may revoke a proxy at any time before it is exercised by filing a written revocation, or a duly executed Proxy bearing a later date, with the Company’s Secretary at our principal executive offices located at 21101 Oxnard Street, Woodland Hills, California 91367 prior to the commencement of the Meeting. You may also revoke a Proxy by attending the Meeting and voting in person. Shareholders whose shares are held in “street name”, should consult with their broker or nominee concerning the method for revoking their proxy.

Voting Rights,

At the close of business on the Record Date, there were 8,086,060 shares of Common Stock outstanding, which constitute all of the outstanding voting securities of the Company.

Each Shareholder is entitled to one vote, in person or by Proxy, for each share of Common Stock standing in his or her name on the books of the Company at the close of business on the Record Date, on each matter presented to the Shareholders at the Meeting, except that in the election of directors, each Shareholder has the right to cumulate votes. Shareholders may cumulate votes only if the candidates’ names have been properly placed in nomination prior to commencement of voting and a Shareholder has given notice prior to commencement of voting of his or her intention to cumulate votes, in which case all Shareholders may cumulate their votes. Cumulative voting entitles every Shareholder to a number of votes equal to the number of directors to be elected multiplied by the number of shares of Common Stock held by such Shareholder. The Shareholder may cast all of such votes for one candidate or may distribute such votes among as many candidates as the Shareholder thinks fit. The Board of Directors is soliciting authority to cumulate votes in the election of directors, and the enclosed Proxy grants discretionary authority for such purpose.

A majority of the shares of Common Stock, issued and outstanding and entitled to vote at the Meeting, represented in person or by Proxy, will constitute a quorum for the transaction of business at the Meeting. Votes withheld, abstentions and “broker non-votes” (as defined below) will be counted for purposes of determining the presence of a quorum.

In the election of directors, the candidates receiving the highest number of votes, up to the number of directors to be elected, will be elected. Each matter presented to the Shareholders other than the election of directors, requires the affirmative vote of a majority of the outstanding shares of Common Stock present, in person or by Proxy, and entitled to vote at the Meeting, unless otherwise required by law. An abstention with respect to any matter presented to the Shareholders, other than the election of directors, and a broker non-vote with respect to any matter presented to the Shareholders, will not be included in the number of shares counted as being present for the purposes of voting on such proposal and, accordingly, will have the effect of reducing the number of affirmative votes required to approve the proposal.

Of the shares of Common Stock outstanding at the close of business on the Record Date, 345,000 shares of Common Stock (approximately 4.3% of the issued and outstanding shares of Common Stock) were owned by directors and executive officers of the Company. These persons have informed the Company that they will vote “FOR” the election of the nominees to the Board of Directors identified herein, “FOR” approval of the amendment to the Plan, and “FOR” ratification of the appointment of Stonefield Josephson, Inc. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2005.

Brokers holding Common Stock in “street name” who are members of a stock exchange are required by the rules of the exchange to transmit this Proxy Statement to the beneficial owner of the Common Stock and to solicit voting instructions with respect to the matters submitted to the Shareholders. If any such broker has not received instructions from the beneficial owner by the date specified in the statement accompanying such material, the broker may give or authorize the giving of a proxy to vote such Common Stock in his discretion in the election of directors. However brokers or nominees do not have discretion to vote on certain other proposals without specific instructions from the beneficial owner. When a broker or nominee votes a client’s shares on some but not all proposals, the missing votes are referred to as “broker non-votes.” If you hold Common Stock in “street name” and you fail to instruct your broker or nominee as to how to vote such shares, your broker or nominee may, in its discretion, vote such shares “FOR” the election of the Board of Directors’ nominees, and “FOR” the ratification of the appointment of Stonefield Josephson, Inc. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2005.

The rules of the Securities and Exchange Commission (the “SEC”) provide that in the event a shareholder proposal was not submitted to the Company within a reasonable time before the mailing of this Proxy Statement, the enclosed Proxy would confer authority on the Proxyholder to vote the shares in accordance with her best judgment and discretion if the proposal is presented at the Meeting. As of the date hereof, no shareholder proposal has been submitted to the Company, and management is not aware of any other matters to be presented for action at the Meeting. However, if any other matters properly come before the Meeting, including a proposal to adjourn the Meeting to another time or place to solicit additional proxies to support the recommendations of the Board of Directors, the Proxies will be voted by the Proxyholder in accordance with the recommendations of the Board of Directors. Such authorization includes authority to appoint a substitute nominee for any Board of Directors’ nominee identified herein where death, illness or other circumstances arise which prevent such nominee from serving in such position and to vote such proxy for such substitute nominee.

Solicitation of Proxies

This Proxy solicitation is made by the Board of Directors of the Company, and the Company will bear the costs of this solicitation, including the expense of preparing, printing, assembling and mailing this Proxy Statement and any other material used in this solicitation of Proxies. If it appears desirable to do so to ensure adequate representation at the Meeting, officers and regular employees may communicate with Shareholders, banks, brokerage houses, custodians, nominees and others by telephone, facsimile, e-mail or in person to request that Proxies be furnished. No additional compensation will be paid for these services. We will furnish copies of solicitation materials to banks, brokerage houses, custodians, nominees, and others to be forwarded to the beneficial owners of Common Stock held in their names. We will reimburse banks, brokerage firms and other persons representing beneficial owners of Common Stock for their reasonable expenses in forwarding solicitation materials to the beneficial owners. The cost of soliciting Proxies for the Meeting is estimated at $8,500.

Other Business

As of the date of this Proxy Statement, the Board of Directors knows of no business to be presented for consideration at the Meeting other than as stated in the Notice of Annual Meeting. If, however, other matters are properly brought before the Meeting, including a motion to adjourn the Meeting to another time or place in order to solicit additional Proxies in favor of the recommendations of the Board of Directors, the Proxyholder intends to vote the shares represented by the Proxies on such matters in accordance with the recommendation of the Board of Directors, and the authority to do so is included in the Proxy.

Procedures of Shareholder Proposals

The Company’s Bylaws provide that a shareholder who wishes to present a proposal at a shareholders’ meeting must, among other things, provide (i) written notice of the proposal to the Secretary of the Company not less than 90 days before the meeting or, if later, the seventh day following the first public announcement of the date of the meeting, (ii) a brief description of the proposal and the reasons for conducting such business at the meeting, (iii) the name and address as they appear on the Company’s books of the shareholder proposing such business, (iv) the class and number of shares of the Company which are beneficially owned by the shareholders, and (v) any material interest of the shareholder in such business. In addition, the shareholder making such proposal shall promptly provide any other information reasonably required by the Company.

Procedures of Shareholder Nominations

Nominations for the election of directors may be made by any shareholder entitled to vote in the election of directors. However, a shareholder may nominate a person for election as a director at a meeting only if written notice of such shareholder’s intent to make such nomination has been given to the Secretary of the Company no later than the latter to occur of either (a) 90 days in advance of such meeting, or (b) the seventh day following the first public announcement of the date of such meeting. Each such notice must include: (1) the name and address of the shareholder who intends to make the nomination and the name and address of the person or persons to be nominated, (2) a representation that the shareholder is a beneficial owner of stock of the Company entitled to vote at the meeting, and that the shareholder intends to appear in person or by Proxy at the meeting and to nominate the person or persons specified in the notice, (3) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholders, (4) such other information regarding each nominee proposed by such shareholder as would be required to be included in the Proxy Statement filed pursuant to the proxy rules of the SEC, had the nominee been nominated, or intended to be nominated, by the Board of Directors, and (5) the consent of each intended nominee named in the notice to serve as a director of the Company if so elected. In addition, the shareholder making such nomination shall promptly provide any other information reasonably requested by the Company. The chairman of any meeting of shareholders shall direct that any nomination not made in accordance with the foregoing procedures will be disregarded.

Security Ownership of Principal Shareholders and Management

The following table sets forth the beneficial ownership of the Company’s Common Stock as of the Record Date by (i) all persons known to the Company to own beneficially more than 5% of the outstanding Common Stock (other than depositories), (ii) each director of the Company, (iii) each person serving as Chief Executive Officer during 2004, the two most highly compensated executive officers (other than the Chief Executive Officer) serving at the end of 2004 whose annual salary and bonus exceeded $100,000, and (iv) all executive officers and directors of the Company as a group.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)(3)		Percentage Owned(3)
John W. Egan	775,497	(4)	9.6%
Praetorian Capital Management, Ltd.	710,000	(5)	8.8%
Joshua Levy, M.D.	460,196	(6)	5.7%
Julian L. Steffenhagen	240,000	(7)	3.0%
Steven B. Gerber, M.D.	220,000	(8)	2.7%
Judi Irving	188,000	(9)	2.3%
Terry Van Der Tuuk	175,000	(10)	2.2%
Robert L. Johnson	160,000	(11)	2.0%
Robert S. Chilton	50,000	(12)	*
All executive officers and directors as a group (6 persons)	1,033,000		12.8%

*                    Less than 1%

(1)          The address for Mr. Egan is 4612 Pine Valley Drive, Frisco, Texas. The address for Praetorian Capital Management, Ltd is c/o Praetorian Capital Management, LLC, 407 Lincoln Road, Miami Beach, Florida 33139. The address for Ms. Irving, Messrs. Steffenhagen, Johnson, Van Der Tuuk, and Chilton and Drs. Gerber and Levy is 21101 Oxnard Street, Woodland Hills, California 91367.

(2)          Except as set forth below, the named shareholder has sole voting power and investment power with respect to the shares listed, subject to community property laws where applicable.

(3)          Based on 8,086,060 shares of Common Stock outstanding on the Record Date. Under Rule 13d-3 of the Securities Exchange Act of 1934 (the “Exchange Act”), certain shares may be deemed to be beneficially owned by more than one person (if, for example, a person shares the power to vote or the power to dispose of the shares). In addition, under Rule 13d-3(d)(1) of the Exchange Act, shares of Common Stock, which the person (or group) has the right to acquire within 60 days after the Record Date, are deemed to be outstanding in calculating the beneficial ownership and the percentage ownership of the person (or group), but are not deemed to be outstanding as to any other person or group. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of Common Stock actually outstanding at the Record Date.

(4)          According to a Schedule 13D/A filed with the Securities and Exchange Commission on March 19, 2004, Mr. Egan has sole voting and investment power with respect to the shares listed.

(5)          According to a Schedule 13G/A filed with the Securities and Exchange Commission on March 31, 2005 Praetorian Capital Management, Ltd. has shared voting and investment power with respect to the shares listed. In the Schedule 13G/A, Praetorian Capital Management, Ltd. (the “Management Company”) states that it serves as investment manager or advisor to Praetorian Offshore, L.P. (the “Fund”) with respect to the shares of Common Stock directly owned by the Fund. The Management Company makes the investment and voting decisions on behalf of the Fund but owns no direct investments in the securities of the Company. The Fund owns the shares of the Common Stock of the Company but does not make any decisions as to voting, buying or selling the shares of the Company.

(6)          Consists of 255,162 shares of Common Stock, 45,034 shares held in trust of which Dr. Levy is trustee and has sole voting power, and 160,000 shares of Common Stock issuable upon exercise of currently exercisable stock options.

(7)          Consists of 15,000 shares of Common Stock and 225,000 shares of Common Stock issuable upon exercise of currently exercisable stock options.

(8)          Consists of 150,000 shares held in a trust of which Dr. Gerber is trustee and has sole voting power and 70,000 shares of Common Stock issuable upon exercise of currently exercisable stock options.

(9)          Consists of 50,000 shares of Common Stock and 138,000 shares of Common Stock issuable upon exercise of currently exercisable stock options.

(10)   Consists of 125,000 shares held in a trust of which Mr. Van Der Tuuk is trustee and has sole voting power and 50,000 shares of Common Stock issuable upon exercise of currently exercisable stock options.

(11)   Consists of 5,000 shares of Common Stock and 155,000 shares of Common Stock issuable upon exercise of currently exercisable stock options.

(12)   Consists of shares of Common Stock issuable upon exercise of currently exercisable stock options.

PROPOSAL 1
ELECTION OF DIRECTORS

The Company’s Bylaws provide that the number of directors of the Company shall be five until changed by an amendment to the Bylaws duly adopted by the Board of Directors, but shall not be less than five nor more than nine. Each director elected at the Meeting will hold office until the annual meeting of shareholders to be held in 2006, or until his or her respective successor has been elected and qualified. All nominees have indicated their willingness to serve and, unless otherwise instructed, the Proxyholder will vote the Proxies in such a way as to elect as many of these nominees as possible under applicable voting rules. If any nominee is unable or unwilling to serve as a director at the time of the Meeting or any adjournment or postponement, the Proxies will be voted for the election of any substitute nominee who may be designated by the Board of Directors. The Company has no reason to believe that any nominee will be unable or unwilling to serve if elected as a director.

Each of the following persons has been nominated by the Board of Directors for election as a director to hold office until the annual meeting of shareholders to be held in 2006, or until his or her respective successor has been elected and qualified.

Julian L. Steffenhagen
Steven B. Gerber, M.D.
Judi Irving
Robert L. Johnson
Terry Van Der Tuuk

None of the directors, nominees for director or executive officers were selected pursuant to any arrangement or understanding, other than with the directors and executive officers of the Company acting within their capacity as such. There are no family relationships among directors or executive officers of the Company, and except as set forth below, as of the date hereof, no directorships are held by any director in a company which has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940. Officers serve at the discretion of the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
VOTE “FOR” THE BOARD OF DIRECTORS’ NOMINEES.

Directors, Executive Officers and Key Employees

The following table sets forth certain information concerning the directors, executive officers and key employees of the Company.

Name	Age	Position
Julian L. Steffenhagen(1)(2)(4)	61	Chairman and Director
Steven B. Gerber, M.D.(1)(3)(4)	51	Director
Judi Irving(3)	47	President, Chief Executive Officer and Director
Robert L. Johnson(2)(3)(4)	66	Director
Terry Van Der Tuuk(1)(2)	64	Director
Robert Chilton	47	Executive Vice President, Chief Financial Officer and Corporate Secretary
Joshua Levy, M.D.	64	National Medical Director

(1)          Member of the Audit Committee

(2)          Member of the Compensation Committee

(3)          Member of the Quality Assurance Committee

(4)          Member of the Corporate Governance and Nominating Committee

Directors

Julian L. Steffenhagen has been a director of the Company since December 1997 and Chairman of the Board since October 2002. Since 1979, Mr. Steffenhagen has held several management positions at Beckman Coulter, Inc., an international manufacturer of laboratory equipment and diagnostic reagents. He is currently the Vice President, Corporate Development and Strategic Planning. He earned his Bachelor of Science and Master of Science degrees in mechanical engineering, and his Master of Business Administration degree, from the University of Michigan. In October 2002, Mr. Steffenhagen completed the National Association of Corporate Directors’ Director Professionalism course. Mr. Steffenhagen is a member of the Audit Committee and the Corporate Governance and Nominating Committee and is Chairman of the Compensation Committee.

Steven B. Gerber, M.D. has been a director of the Company since October 2003. Since 2003, Dr. Gerber has been Director of Research at Wedbush Morgan Securities, and from 1990 through 2002, was Head of Healthcare Research and a Pharmaceutical Industry Analyst at CIBC World Markets. Dr. Gerber received his Masters of Business Administration Degree in Finance at the University of California, Los Angeles, his M.D. degree at Tufts University and his Bachelor of Arts degree in Psychology at Brandeis University. Dr. Gerber serves on the Board of Directors for Hypertension Diagnostics, Inc. and is a member of their audit committee. Dr. Gerber is Chairman of the Audit Committee and a member of the Quality Assurance Committee and the Corporate Governance and Nominating Committee.

Judi Irving was appointed President and Chief Executive Officer and elected to the Board of Directors in December 2002. Prior to joining the Company, from 1999 to 2002, Ms. Irving was President and Chief Executive Officer of Health Net of Arizona and Health Net of Oregon, national health and life insurance organizations. From 1996 to 1999, Ms. Irving was Vice President of Operations and Chief Financial Officer for the Western Region of Prudential Healthcare, a national health insurance provider. Ms. Irving received her Bachelor of Science degree in Management and Accounting from the State University of New York at Binghamton and is a Certified Public Accountant. Ms. Irving is a member of the Quality Assurance Committee.

Robert L. Johnson has been a director of the Company since April 1999. From 1986 until his retirement in January 2002, Mr. Johnson was the Senior Vice President, Legal and General Counsel of the Catholic Healthcare West hospital system, headquartered in San Francisco, California. Prior to joining Catholic Healthcare West, Mr. Johnson was in the private practice of law and is admitted to practice in the federal and state courts of Arizona and California, as well as the United States Supreme Court. He has been active in various health care related organizations and, in 1995, served as the President of the American Academy of Healthcare Attorneys. Mr. Johnson obtained his LL.B. degree, cum laude, from the University of Arizona. Mr. Johnson is a member of the Compensation Committee, Chairman of the Corporate Governance and Nominating Committee, and Chairman of the Quality Assurance Committee.

Terry Van Der Tuuk has been a director of the Company since May 2003. Since 1994, Mr. Van Der Tuuk has held the position of Vice Chairman of Graphic Technology, a barcode label company, which was listed on the American Stock Exchange and sold to Nitto-Denko Corporation in 1989. He is President of VanKan, Inc, a Kansas based venture capital firm which invests in privately held companies in the Midwest area. Mr. Van Der Tuuk served on several educational boards, including The Wharton School, University of Pennsylvania, and currently serves on the boards of several privately held companies. Mr. Van Der Tuuk received his Bachelor of Science degree from Michigan State University and his Masters of Business Administration degree from The Wharton School, University of Pennsylvania. Mr. Van Der Tuuk is a member of the Audit and Compensation Committees.

Officers

Robert S. Chilton has been Executive Vice President and Chief Financial Officer since October 2003. From 1999 to June 2003, Mr. Chilton was Executive Vice President and Chief Financial Officer for Preferred Health Management, Inc, a workers’ compensation specialty health care services company. From 1997 through 1999, he was Chief Financial Officer for OrthAlliance, Inc., a publicly traded management services organization for orthodontic practices. In addition, Mr. Chilton previously was with KPMG Peat Marwick. Mr. Chilton received his Masters in Business Administration and Bachelor of Arts degrees from the University of California, Los Angeles and is a Certified Public Accountant.

Key Employees

Joshua Levy, M.D. was appointed National Medical Director of the Company in March 2000. Since co-founding the Company in 1978, Dr. Levy has been the Company’s Medical Director and had served as a member of the Board of Directors from 1978 until 1996. Dr. Levy received his M.D. degree from Albert Einstein College of Medicine. He is certified by the American Board of Internal Medicine and was Adjunct Associate Professor of Medicine at University of California, Los Angeles from 1967 to 1982. He has published numerous scientific articles in the fields of rheumatology and immunology and is a national authority and frequent lecturer on therapeutic hemapheresis.

Committees of the Board

The Board of Directors has four standing committees. Each member of the Audit Committee, the Compensation Committee, and the Nominating and Governance Committee is an “independent director” as defined in Rule 4200(a)(15)of the Marketplace Rules of the National Association of Securities Dealers, Inc. Each member of the Audit Committee is also “independent” as that term is defined under the rules of the SEC.

Audit Committee

Dr. Gerber chairs the Audit Committee, and its members are Messrs. Steffenhagen and Van Der Tuuk. The purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities regarding (i) the Company’s accounting and system of internal controls, (ii) the quality and integrity of the Company’s financial reports and (iii) the independence and performance of the Company’s outside auditors. In 2001, the Audit Committee recommended, and the Board of Directors of the Company adopted, a written charter for the Audit Committee, which was revised in March 2004. In March 2005, the Audit Committee reviewed and did not propose any changes to the charter for the Audit Committee previously adopted by the Board of Directors. The Board of Directors has determined that Terry Van Der Tuuk qualifies as an “audit committee financial expert” as defined under the rules of the SEC.

Compensation Committee

Mr. Steffenhagen chairs the Compensation Committee, and its members are Messrs. Johnson and Van Der Tuuk. The purpose of the Compensation Committee is to help to ensure that (i) the executive officers of the Company and its subsidiaries are compensated in a manner consistent with the compensation program of the Company determined by the Board of Directors, (ii) the treatment of all executive officers is in an equitable and consistent manner, (iii) the Company maintains the ability to recruit and retain qualified executive officers, and (iv) the requirements of the appropriate regulatory bodies are upheld. In March 2005, the Compensation Committee reviewed and did not propose any changes to the charter for the Compensation Committee previously adopted by the Board of Directors.

Corporate Governance and Nominating Committee

Mr. Johnson chairs this committee, and its members are Dr. Gerber and Mr. Steffenhagen. The principal purposes of Corporate Governance and Nominating Committee are to ensure that (i) the Board of Directors is appropriately constituted to meet its fiduciary obligations to shareholders and the Company, and (ii) the Company has and follows appropriate governance standards. To carry out its purposes, the Committee (i) identifies individuals qualified to become members of the Board of Directors, consistent with criteria approved by the Board, (ii) recommends the director nominees to be selected by the Board of Directors for the next annual meeting of shareholders, (iii) develops and recommends to the Board of Directors corporate governance principles applicable to the Company, and (iv) oversees the evaluation of the Board of Directors and management. The Committee reviews and reports to the Board of Directors on a periodic basis with regard to matters of corporate governance. In March 2005, the Corporate Governance and Nominating Committee recommended, and the Board of Directors adopted, a revised charter for the committee, a copy of which is attached as Appendix A to this Proxy Statement.

Quality Assurance Committee

Mr. Johnson chairs the Quality Assurance Committee, and its members are Ms. Irving and Dr. Gerber. The primary purpose of the Committee is to provide assistance to the Board of Directors in fulfilling its oversight responsibilities regarding the Company’s quality assurance system of internal audits and error management and the performance of the Company with external inspections.

Charters of the Committees

Each committee has recommended, and the Board of Directors has adopted, and may amend from time to time, written charters for the Audit Committee, the Compensation Committee, the Corporate Governance and Nominating Committee and the Quality Assurance Committee, copies of which are available on the Company’s website at www.hemacare.com.

Communications with the Board of Directors

Shareholders may communicate with the chair of the Audit Committee, the Compensation Committee, or the Corporate Governance and Nominating Committee, or with the independent directors, individually or as a group, by writing to any such person or group c/o the Secretary of the Company, at the Company’s office at 21101 Oxnard Street, Woodland Hills, CA 91367.

Communications are distributed to the Board of Directors, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communication. In that regard, the Board of Directors has requested that certain items that are unrelated to the duties and responsibilities of the Board of Directors should be excluded, such as:

(1)   junk mail and mass mailings

(2)         product complaints

(3)         product inquiries

(4)         new product suggestions

(5)         resumés and other forms of job inquiries

(6)         surveys

(7)         business solicitations or advertisements.

In addition, material that is unduly hostile, threatening, illegal or similarly unsuitable will be excluded, with the provision that any communication that is excluded must be made available to any outside director upon request.

Communications that include information better addressed by the complaint hotline supervised by the Audit Committee will be delivered to the hotline.

Meetings and Attendance

The Board of Directors met ten times during 2004 and took action by unanimous written consent on two occasions during 2004. All the Board of Directors attended at least 75% of the aggregate number of Board of Director and committee meetings held during 2004, or the period in which such individual was a director of the Company and served on such committee. In 2004, the Audit Committee met four times, the Compensation Committee met three times, the Quality Assurance Committee met three times and the Corporate Governance and Nominating Committee met twice.

It is the policy of the Company to require members of its Board of Directors to attend the annual meeting of shareholders, with the exception of medical emergencies. Each director attended the 2004 annual meeting of shareholders.

Nominating Procedures and Criteria

Director candidates are considered based on various criteria, such as relevant business and industry experience and personal integrity and judgment. The Corporate Governance and Nominating Committee believes it is important that at least one director have the requisite experience and expertise to be designated as an “audit committee financial expert,” as defined in the SEC’s rules. There are no differences in the manner in which the committee evaluates nominees for director recommended by a shareholder. In addition, the Committee believes that the following specific qualities and skills are necessary for all directors to possess:

•       A director should be highly accomplished in his or her respective field.

•       A director should have expertise and experience relevant to the Company’s business and be able to offer advice and guidance to the Chief Executive Officer based on that expertise and experience.

•       A director must have time available to devote to board activities.

•       A director should have demonstrated the ability to work well with others.

•       A director should have demonstrated a track record of sound judgment and broad perspective.

•       A director should have demonstrated strong integrity and high business ethics.

•       A director must have intellectual curiosity and a willingness to challenge the status quo.

•       A non-employee director must be independent, have no conflicts of interest and clear objectivity in making decisions for the benefit of the shareholders.

The Committee considers suggestions from many sources, including shareholders, regarding possible candidates provided such suggestions are made in accordance with the procedures set forth in the Company’s Bylaws and described under “General Information—Procedures for Shareholder Nominations” above. Such suggestions, together with appropriate biographical information, should be submitted to the Secretary of the Company. The Company does not pay any third party to assist in the process of identifying and evaluating candidates.

Each director nominee named in this Proxy Statement was recommended for election by the committee and has been selected by the Board of Directors. The Board of Directors has not received any notice of a proposed director nominee in connection with this Meeting from any shareholder

Compensation of Directors

Directors who are not employees of the Company receive $1,500 for each meeting of the Board of Directors attended and reimbursement of reasonable travel expenses for each meeting of the Board of Directors attended. The Chairman of the Board receives $2,400 for each meeting of the Board of Directors attended. In March 2004, the Board of Directors reduced the Chairman’s fee, effective March 2004, to $2,400 for each meeting attended and, effective March 2004, authorized the Chairman of the Audit Committee to receive $2,100 for each meeting attended. Board members are generally not compensated for brief telephonic meetings of the Board of Directors, and committee members are not compensated for meetings attended.

Each person who has not previously served as a director of the Company and who is initially elected or appointed as a non-employee director is granted a vested option to purchase 25,000 shares of the Company’s Common Stock at an exercise price equal to the closing price on the date of grant. Additionally, non-employee directors receive a vested stock option to purchase 25,000 shares of Common Stock for each year of service at an exercise price equal to the closing price on the date of grant. The Chairman of the Board receives an annual, vested stock option to purchase 50,000 shares of Common Stock at an exercise price equal to the closing price on the date of grant. In December 2003, the Board of Directors reduced the annual option grant to the Chairman of the Board from 50,000 shares to 40,000 effective March 2004, and authorized the grant of an annual, vested stock option to purchase 35,000 shares of Common Stock to the Chairman of the Audit Committee effective March 2004. The Board of Directors can change the compensation of directors at any time.

Executive Compensation

The following table sets forth all cash and non-cash compensation awarded, earned or paid to the Named Executive Officers for services to the Company in all capacities for the fiscal years ended December 31, 2004, 2003 and 2002.

SUMMARY COMPENSATION TABLE

		Annual Compensation			Long-Term
				Other	Compensation
				Annual	Securities	All Other
Names and Principal Position	Year	Salary ($)	Bonus ($)	Compensation ($)(1)	Underlying Options (#)	Compensation ($)(2)
Judi Irving,	2004	200,000	84,250	12,000	100,000	5,100
President and Chief Executive	2003	200,000	65,000	12,000	—	—
Officer(3)	2002	7,700	—	—	200,000	—
Robert S. Chilton,	2004	160,000	48,000	7,200	—	—
Executive Vice President and	2003	34,500	10,000	1,600	100,000	—
Chief Financial Officer(4)	2002	—	—	—	—	—
Joshua Levy,	2004	200,000	21,655	13,500	—	400
National Medical Director	2003	200,000	—	13,500	—	—
	2002	200,000	—	13,500	—	2,800

(1)          During fiscal 2002, 2003 and 2004 the Named Executive Officers received personal benefits, including but not limited to an automobile allowance and supplemental life and disability insurance, the aggregate amounts of which for each Named Executive Officer did not exceed the lesser of $50,000 or 10% of the total of the annual salary and bonus reported for such Named Executive Officer in such years.

(2)          “All Other Compensation” consists of Company contributions to its Employee Salary Deferral Plan.

(3)          Ms. Irving was appointed President and Chief Executive Officer in December 2002.

(4)          Mr. Chilton was appointed Chief Financial Officer in October 2003.

Employment Agreements

Employment Agreement with Dr. Joshua Levy

On March 22, 2000, the Company entered into an Employment Agreement with Dr. Joshua Levy (“Levy Agreement”). Dr. Levy is a co-founder of the Company and has been the National Medical Director of the Company since its inception. The Levy Agreement provided that Dr. Levy would receive an annual base salary of $200,000, a car allowance of $600 per month and a bonus equal to ten percent (10%) of the increase, if any, in the Company’s net operating profits from therapeutic apheresis services over the prior year, excluding any consideration of therapeutic apheresis treatments rendered by the Company to patients of Dr. Levy’s medical practice. Such bonus was in addition to any other bonus awarded at the discretion of the Board of Directors. In March 2005, Dr. Levy received a bonus of $21,655 for 2004. In the event Dr. Levy was terminated by the Company without “cause” (as defined in the Levy Agreement), the Levy Agreement provided that the Company would pay Dr. Levy his then current salary and provide the benefits as described in the Levy Agreement for twelve months after termination. In the event of a “change of control” (as defined in the Levy Agreement) and (i) Dr. Levy was terminated without cause or (ii) the principal place of business of the Company was changed from Southern California within twelve months after the change in control, Dr. Levy was entitled to receive two hundred percent (200%) of the severance provided in the previous sentence. The term of the Levy Agreement was one year and was renewed automatically for subsequent one year terms unless written notice of termination was given by either party to the other, not less than ninety (90) days before the end of the initial term or any subsequent one year renewal term.

On March 31, 2005, the Company amended the Employment Agreement with Dr. Joshua Levy (“New Levy Agreement”) which replaced the prior agreement dated March 22, 2000. The New Levy Agreement provides that Dr. Levy receive an annual base salary of $225,000 and a bonus of up to thirty percent (30%) of his annual base salary for achieving specified goals as determined by the Chief Executive Officer. In the event Dr. Levy is terminated by the Company without “cause” (as defined in the New Levy Agreement), the New Levy Agreement provides that the Company shall pay Dr. Levy his then current salary and provide the benefits as described in the New Levy Agreement for twelve months after termination. In the event of a “change of control” (as defined in the New Levy Agreement) and (i) Dr. Levy is terminated without cause or (ii) the principal place of business of the Company is changed from Southern California within twelve months after the change in control, Dr. Levy is entitled to receive two hundred percent (200%) of the severance provided in the previous sentence. The term of the New Levy Agreement is one year and is renewed automatically for subsequent one year terms unless written notice of termination is given by either party to the other not less than ninety (90) days before the end of the initial term or any subsequent one year renewal term.

In consideration for executing the New Levy Agreement, Dr. Levy received a bonus of $20,000 in March 2005. Dr. Levy receives a $1,000 per month car allowance. Additionally, in March 2005, Dr. Levy was also granted a 10-year stock option to purchase up to 50,000 shares of the Company’s Common Stock, vesting in five equal increments. The first increment vested immediately upon grant, whereas the remaining four increments vest over the next four years. The option has an exercise price of $1.41, the closing price of the Company’s Common Stock on the day of grant.

Employment Agreement with Judi Irving

Pursuant to a Letter Agreement dated December 6, 2002 (the “Irving Agreement”), Judi Irving is employed as the Company’s President and Chief Executive Officer. The Irving Agreement provided that

Ms. Irving was to receive an annual salary of $200,000 and a $1,000 per month car allowance. Additionally, the Irving Agreement provides that Ms. Irving receive a minimum bonus of $45,000, in 2003, with a potential to earn up to forty percent (40%) of her annual base salary based on achieving profit targets and other objectives. Ms. Irving was also granted a 10-year stock option to purchase up to 200,000 shares of the Company’s Common Stock, vesting over four years, at an exercise price of $0.32, the closing price of the Company’s Common Stock on her date of hire. In the event Ms. Irving’s employment is terminated by the Company for any reason, she will receive a separation payment equal to her then current annual base salary; unless it is determined her termination is due to fraud or illegal activities. In the event Ms. Irving elects to leave the Company within ninety (90) days of constructive termination as a result of a change of control event, she will receive two hundred percent (200%) of her separation payment.

In addition, starting in 2004, Ms. Irving’s bonus potential increased to fifty percent (50%) of her annual base salary based on achieving profit targets and other objectives. Ms. Irving received bonuses of $65,000 and $84,250 for 2003 and 2004, respectively. In March 2004, Ms. Irving was granted a 10-year stock option to purchase up to 100,000 shares of the Company’s Common Stock, vesting over four years, at an exercise price of $0.46, the closing price of the Company’s Common Stock on the date of grant. In March 2005, Ms. Irving received an increase in her annual base salary to $250,000. In addition, in March 2005, Ms. Irving received a 10-year stock option to purchase up to 65,000 shares of the Company’s Common Stock, vesting over five equal increments. The first increment vested immediately upon grant, whereas the remaining four increments vest over the next four years. The option has an exercise price of $1.41, the closing price of the Company’s Common Stock on the date of grant.

Employment Agreement with Robert S. Chilton

Pursuant to a Letter Agreement dated October 2, 2003 (the “Chilton Agreement”), Robert Chilton is employed as the Company’s Executive Vice President and Chief Financial Officer. The Chilton Agreement provided that Mr. Chilton was to receive an annual salary of $160,000 and a $600 per month car allowance. The Chilton Agreement provided that Mr. Chilton receive up to thirty percent (30%) of his annual base salary (starting in 2004) for achieving specified goals determined by the Chief Executive Officer. Additionally, the Chilton Agreement provided that Mr. Chilton receive a bonus of $10,000 in March 2004 based on achieving profit targets and other objectives in 2003. On November 25, 2003, Mr. Chilton was also granted a 10-year stock option to purchase up to 100,000 shares of the Company’s Common Stock, vesting over five years, at an exercise price of $0.80, the closing price of the Company’s Common Stock on the date of grant. Finally, the Chilton Agreement provided that in the event Mr. Chilton’s employment was terminated by the Company for any reason, he would receive a severance package equal to three months’ salary, which increased to six months’ salary upon six months of employment; unless it is determined his termination is for negligence or illegal activities. Mr. Chilton received bonuses of $10,000 and $48,000 for 2003 and 2004, respectively.

In March 2005, Mr. Chilton received an increase in his annual base salary to $175,000, and an increase in his car allowance to $1,000 per month. In addition, Mr. Chilton’s bonus potential increased to thirty-five percent (35%) of his annual base salary based on achieving specified goals determined by the Chief Executive Officer. Additionally, Mr. Chilton was also granted a 10-year stock option to purchase up to 50,000 shares of the Company’s Common Stock, vesting over five equal increments. The first increment vested immediately upon grant, whereas the remaining four increments vest over the next four years. The option has an exercise price of $1.41, the closing price of the Company’s Common Stock on the date of grant. Finally, the Company and Mr. Chilton entered into a new severance agreement wherein Mr. Chilton would receive a severance package equal to twelve month’s salary in the event of termination, unless it is determined his termination is for negligence or illegal activities, or in the event of a change of control of the Company.

Employee Benefit Plans

Employee Salary Deferral Plan

In 1990, the Company adopted an Employee Salary Deferral Plan (the “Employee Deferral Plan”), which is intended to be qualified under Section 401(k) of the Internal Revenue Code of 1986, as amended. To be eligible, an employee must have been employed by the Company for at least one year. The Employee Deferral Plan permits employees who have completed one year of service to defer a portion of their annual compensation. The Board of Directors can approve a match of the employee’s elective deferrals. The Board of Directors annually decides whether to match, and the amount of each match. For 2004, the Company elected to contribute a 50% matching contribution, in cash, into the Employee Deferral Plan.

Stock Option Plan

In 1996, the Board of Directors, with shareholder approval, adopted the Company’s 1996 Stock Incentive Plan (the “1996 Plan”). The purposes of the 1996 Plan are to (i) enable the Company to attract, motivate and retain top-quality directors, officers, employees, consultants and advisors, (ii) provide substantial incentives for such persons to act in the best interests of the shareholders of the Company, and (iii) reward extraordinary effort by such persons on behalf of the Company. The 1996 Plan provides for awards in the form of stock options, which may be either “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or non-qualified stock options, or restricted stock. The total number of shares of Common Stock available for distribution under the 1996 Plan is 2,000,000; provided, however, that no award may be made at any time if, after giving effect to such award, the total number of shares of Common Stock issuable upon exercise of all outstanding options and warrants of the Company (whether or not under the 1996 Plan) plus the total number of shares of Common Stock called for under any stock bonus or similar plan of the Company (including shares of Common Stock underlying awards under the 1996 Plan) would exceed 30% of the total number of shares of Common Stock outstanding at the time of such award. The total number of shares of Common Stock available for distribution will be increased to 2,500,000 if the shareholders approve the proposal to amend the 1996 Plan. (See “Proposal 2—Amendment of 1996 Stock Incentive Plan”) As of the Record Date, there were options outstanding under the 1996 Plan for 1,501,000 shares of Common Stock with exercise prices ranging from $0.32 to $2.44 and with expiration dates ranging from March 20, 2007 to April 3, 2015. As of the Record Date, 431,000 shares of Common Stock had been issued upon exercise of stock options granted under the 1996 Plan.

Employee Stock Purchase Plan

In March 2004, the Board of Directors adopted the Company’s Employee Stock Purchase Plan (the “ESPP”) pursuant to which directors, officers and employees can purchase from the Company shares of the Company’s Common Stock. Purchases under the ESPP may be made during each of the five business day periods (a “Purchase Period”) commencing on the thirteenth business day following the Company’s public announcement of its results of operations for the previous quarterly period. The purchase price is equal to the average closing price of the Common Stock during the ten trading days immediately preceding the Purchase Period. The total number of shares of Common Stock reserved for sale under the ESPP is 1,000,000. Since the inception of the plan, 155,000 shares of the Company’s Common Stock have been purchased by qualified directors and officers.

Stock Option Grants, Exercises and Holdings

The following two tables set forth information concerning stock options granted to or exercised by the Named Executive Officers during fiscal 2004 and the number and value of unexercised stock options held by them as of December 31, 2004.

OPTION/SAR GRANTS IN FISCAL 2004

	Individual Grants				Potential Realizable
	Number of Securities Underlying Options/SARs	% of Total Options/SARs Granted to Employees in	Exercise Price per	Expiration	Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(4)
Name	Granted(1)	Fiscal Year(2)	Share(3)	Date	5% ($)	10% ($)
Judi Irving	100,000	50.0	$0.46	3/21/14	28,929	73,312
Robert S. Chilton	—	—	—	—	—	—
Dr. Joshua Levy	—	—	—	—	—	—

(1)          The stock options granted to Ms. Irving vest at a rate of 25% per year starting March 22, 2005.

(2)          Options to purchase 200,000 shares were granted during 2004.

(3)          The exercise price is equal to the closing price of the Company’s Common Stock on the date of grant.

(4)          The “Potential Realizable Value” is the product of (a) the difference between (i) the product of the closing sale price per share at the date of grant and the sum of (A) 1 plus (B) the assumed rate of appreciation of the Common Stock compounded annually over the term of the option and (ii) the per share exercise price of the option and (b) the number of shares of Common Stock underlying the option at December 31, 2004. These amounts represent certain assumed rates of appreciation only. Actual gains, if any, on stock option exercises are dependent on a variety of factors, including market conditions and the price performance of the Common Stock. There can be no assurance that the rate of appreciation presented in this table can be achieved.

AGGREGATED OPTION/SAR EXERCISES IN FISCAL 2004
AND FISCAL 2004 YEAR-END OPTION/SAR VALUES

	Shares Acquired on	Value	Number of Securities Underlying Options at Fiscal Year-End(2)		Value of In-the-Money Options at Fiscal Year-End(1)
Name	Exercise (#)	Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable
Judi Irving	50,000	—	50,000	200,000	$61,500	$232,000
Robert S. Chilton	—	—	20,000	80,000	15,000	60,000
Joshua Levy	—	—	140,000	10,000	92,500	—

(1)          The value of unexercised “in-the-money” options is the difference between the closing bid price of the Common Stock on the OTC Bulletin Board at the close of business on December 31, 2004 ($1.55 per share) and the exercise price of the option, multiplied by the number of shares subject to the option.

(2)          The 1996 Stock Incentive Plan provides that all options automatically vest upon a “change of control” as defined in the Plan document.

EQUITY COMPENSATION PLAN INFORMATION
(as of December 31, 2004)

Plan Category	Number of Securities to Be Issued Upon Exercise Of Outstanding Options, Warrants and Rights(1)	Weighted Average Exercise Price	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding Securities reflected in column (a)
	(a)	(b)	(c)
Plans Approved by Shareholders	1,486,000	$0.82	375,000
Plans Not Approved by Shareholders	—	—	—
Total	1,486,000	$0.82	375,000

(1)          Shares issuable pursuant to outstanding options under the 1996 Stock Incentive Plan.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee is composed entirely of non-employee directors, none of whom are affiliates of the Company or has ever been an officer or employee of the Company or any of its subsidiaries. Messrs. Julian L. Steffenhagen, Robert L. Johnson and Terry Van Der Tuuk are currently members of the Compensation Committee. During 2004 no executive officer of the Company served on the Compensation Committee (or equivalent) of the Board of Directors, of another entity whose executive officer(s) served on the Company’s Compensation Committee or Board of Directors.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Report of the Compensation Committee of the Board of Directors shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 (the “Securities Act”) or under the Securities Exchange Act of 1934 (the “Exchange Act”), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

The Compensation Committee (the “Committee”) reviews and recommends to the Board of Directors the compensation and other terms and conditions of employment of the executive officers of the Company, as well as incentive plan guidelines for Company employees generally. The Board of Directors has determined that each member of the Compensation Committee is independent as that term is defined under the rules of the Nasdaq Stock Market.

Compensation Philosophy

The policies underlying the Committee’s compensation decisions are designed to attract and retain the best-qualified management personnel available. The Company routinely compensates its executive officers through salaries. The Company, at its discretion, may, as it has in other years, reward executive officers through bonus programs based on profitability and other objectively measurable performance factors. Additionally, the Company uses stock options to compensate its executives and other key employees to align the interests of the executive officers with the interests of the Company’s shareholders.

In establishing executive compensation, the Committee evaluates compensation paid to similar officers employed at other companies of similar size in the same industry and the individual performance of each officer as it impacts overall Company performance with particular focus on an individual’s contribution to the realization of operating profits and the achievement of strategic business goals. The Committee further attempts to rationalize a particular executive’s compensation with that of other executive officers of the Company in an effort to distribute compensation fairly among the executive officers.

Although the components of executive compensation (salary, bonus and option grants) are reviewed separately, compensation decisions are made based on a review of total compensation. When determining compensation for 2005, the Committee retained the services of an outside compensation consultant to compare the current compensation of the officers of the Company against the compensation of other similar companies. This information was used, along with the perceived value of each officer to the organization, when determining the 2005 compensation for each officer indicated below. The number of shares covered by option grants is determined in the context of this review.

Compensation for the President and Chief Executive Officer

For 2004, Ms. Irving, pursuant to a letter of employment and action by the Committee, received an annual base salary of $200,000 and a bonus potential of up to fifty percent (50%) of her annual base salary based on achieving financial performance targets, including revenue and net income as projected in the 2004 budget, facilitating the development of a strategic plan for the Company and other objectives. In March 2005, the Committee approved a bonus for Ms. Irving of $84,250 for fiscal 2004. In addition, in March 2005, Ms. Irving was granted a 10-year stock option to purchase up to 65,000 shares of the Company’s Common Stock, vesting over five equal increments. The first increment vested immediately upon grant, whereas the remaining four increments vest over the next four years. The option has an exercise price of $1.41, the closing price of the Company’s Common Stock on the date of grant. Finally, the Committee approved Ms. Irving’s 2005 compensation package to include an increase in annual base salary to $250,000, and a bonus potential of 50% of her annual base salary based on achieving profit targets and other objectives.

Compensation for Other Named Executive Officers

For 2004, Mr. Chilton, pursuant to a letter of employment received an annual base salary of $160,000 and a bonus potential up to thirty percent (30%) of his annual base salary based on achieving specified goals determined by the Chief Executive Officer, which included staff development in the departments Mr. Chilton supervises, enhancing the financial reporting processes, leading an effort to identify automation opportunities, and other objectives. In March 2005, the Committee approved a bonus for Mr. Chilton of $48,000 for fiscal 2004. In addition, in March 2005, Mr. Chilton was granted a 10-year stock option to purchase up to 50,000 shares of the Company’s Common Stock, vesting over five equal increments. The first increment vested immediately upon grant, whereas the remaining four increments vest over the next four years. The option has an exercise price of $1.41, the closing price of the Company’s Common Stock on the date of grant. Finally, the Committee approved Mr. Chilton’s 2005 compensation package to include an increase in annual base salary to $175,000, and a bonus potential of thirty-five percent (35%) of his base annual salary based on achieving profit targets and other objectives as determined by the Chief Executive Officer.

For 2004, Dr. Levy, pursuant to his employment agreement, received an annual base salary of $200,000 and a bonus equal to ten percent (10%) of the increase, if any, in the Company’s net operating profits from therapeutic apheresis services over the prior year, excluding any consideration of therapeutic apheresis treatments rendered by the Company to patients of Dr. Levy’s medical practice. In March 2005, the Committee approved a bonus for Dr. Levy of $21,655 for fiscal 2004. In addition, in March 2005, Dr. Levy was granted a 10-year stock option to purchase up to 50,000 shares of the Company’s Common Stock, vesting over five equal increments. The first increment vested immediately upon grant, whereas the remaining four increments vest over the next four years. The option has an exercise price of $1.41, the closing price of the Company’s Common Stock on the day of grant. Additionally, the Committee approved Dr. Levy’s 2005 compensation package to include an increase in annual base salary to $225,000, and a bonus potential up to of thirty percent (30%) of his annual base salary based on achieving profit targets and other objectives as determined by the Chief Executive Officer. Finally, the Committee approved a $20,000 bonus upon execution of a new employment agreement between the Company and Dr. Levy.

Since the Company’s historical levels of executive compensation have been substantially less than $1,000,000 per employee annually, the Committee has not yet established a policy with respect to qualifying compensation to the Company’s executive officers for deductibility under Section 162(m) of the Internal Revenue Code of 1986, as amended.

Compensation Committee
March 17, 2005
Julian L. Steffenhagen, Chairman
Robert L. Johnson
Terry Van Der Tuuk

REPORT OF AUDIT COMMITTEE

The Report of the Audit Committee of the Board of Directors shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

The Board of Directors maintains an Audit Committee comprised of three of the Company’s directors. Each member of the Audit Committee meets the independence requirements of the Nasdaq Stock Market and the SEC. Management is responsible for the preparation of the Company’s financial statements and financial reporting process, including its system of internal controls. In fulfilling its oversight responsibilities, the Audit Committee:

•       Reviewed and discussed with management the audited financial statements contained in the Company’s Annual Report on Form 10-K for fiscal 2004 including, but not limited to, explanations for significant trends and variations in accounts between years, critical accounting policies and areas of judgment, and all alternative treatments of financial information within generally accepted accounting principles; and

•       Obtained from management their representation that the Company’s financial statements have been prepared in accordance with accounting principles generally accepted in the United States.

The independent registered public accounting firm is responsible for performing an audit of the Company’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and expressing an opinion on whether the Company’s financial statements present fairly, in all material respects, the Company’s financial position and results of operations for the periods presented and conform with accounting principles generally accepted in the United States.

The Audit Committee is responsible for selecting and periodically evaluating the performance of the outside registered public accounting firm and, if necessary, recommending that the Board of Directors replace the outside registered public accounting firm.

In fulfilling its oversight responsibilities, the Audit Committee:

•       Discussed with the independent registered public accounting firm the matters required to be discussed by Statement of Auditing Standards No. 61, as amended (“Communication with Audit Committees”), and

•       Received and discussed with the independent registered public accounting firm the written disclosures and the letter from the independent registered public accounting firm required by Independent Standards Board Standard No. 1 (“Independence Discussions with Audit

Committees”), and whether the rendering of the non-audit services provided by them to the Company during fiscal 2004 was compatible with their independence.

The Audit Committee operates under a written charter, which was adopted by the Board of Directors and is assessed annually for adequacy by the Audit Committee. The Audit Committee held four meetings during fiscal 2004. The Audit Committee evaluates its charter at least once each year and submits any recommended changes to the Board of Directors. In March 2005, the Audit Committee reviewed the charter and did not recommend any changes to the Board of Directors.

In performing its functions, the Audit Committee acts only in an oversight capacity. It is not the responsibility of the Audit Committee to determine that the Company’s financial statements are complete and accurate, are presented in accordance with accounting principles generally accepted in the United States or present fairly the results of operations of the Company for the periods presented or that the Company maintains appropriate internal controls. Nor is it the duty of the Audit Committee to determine that the audit of the Company’s financial statements has been carried out in accordance with standards of the Public Company Accounting Oversight Board (United States) or that the Company’s registered public accounting firm is independent.

Based upon the reviews and discussions described above, and the report of the independent registered public accounting firm, the Audit Committee has recommended to the Board of Directors, and the Board of Directors has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004, for filing with the Securities and Exchange Commission.

Audit Committee
March 17, 2005
Steven Gerber, M.D., Chairman
Julian L. Steffenhagen
Terry Van Der Tuuk

Code of Ethics

The Company has adopted a Code of Ethics that applies to its directors, principal executive officers and senior financial officers as required by the rules promulgated by the SEC. A copy of the Code of Ethics is available free of charge by writing to HemaCare Corporation, attention Corporate Secretary, 21101 Oxnard Street, Woodland Hills, CA 91367 or can be found on our Company website at www.hemacare.com. We intend to disclose future amendments to, or waivers from, certain provisions of the Code of Ethics applicable to senior financial executives on our website within ten business days following the date of such amendment or waiver.

Performance Graph

Set forth below is a graph comparing the yearly cumulative total shareholder return on the Company’s Common Stock, with the yearly cumulative total return on (i) the Nasdaq Stock Market (U.S. Companies) Index and (ii) the Nasdaq Health Services Stock Index. The graph assumes $100 was invested on December 31, 1999 in each of the Company’s Common Stock, the Nasdaq Stock Market Index and the Nasdaq Health Services Index. The comparison assumes that all dividends are reinvested.

The comparisons in the graph below are based on historical data and are not indicative of, or intended to forecast, the possible future performance of the Company’s Common Stock.

This graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference and shall not otherwise be deemed filed under such Acts.

Certain Relationships and Related Transactions

Joshua Levy, M.D., the National Medical Director of the Company and a shareholder, through his private practice in Sherman Oaks, California, treats patients who require therapeutic services. Sales by the Company to hospital customers for therapeutic services provided to Dr. Levy’s patients amounted to approximately 2%, or less, of the Company’s total revenues in each of the three years ended December 31, 2004. There are no agreements between Dr. Levy and the Company’s hospital customers that require the hospitals to select the Company to provide therapeutic services to Dr. Levy’s patients.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act, and the SEC’s rules thereunder, require the Company’s directors, executive officers and persons who own more than ten percent of the Company’s Common Stock, to file reports of ownership and changes in ownership with the SEC and to furnish the Company with copies of all reports they file. The SEC has established specific due dates for these reports and requires the Company to report in this Proxy Statement any failure by these persons to file or failure to file on a timely basis. To our knowledge, based solely on a review of the copies of such reports received or written representations from the reporting persons, we believe that during our 2004 fiscal year our directors, executive officers and persons who own more than 10% of our Common Stock filed timely all reports required to be filed under Section 16(a) during our 2004 fiscal year, except that Mr. Van Der Tuuk filed a Form 5 on March 18, 2005, reporting that he held 125,000 shares of Common Stock on May 19, 2003, the date on which Mr. Van Der Tuuk became a director of the Company. Mr. Van Der Tuuk had not previously reported the ownership of these 125,000 shares.

PROPOSAL 2
AMENDMENT OF 1996 STOCK INCENTIVE PLAN

At the Meeting, Shareholders will be asked to approve an amendment to the Company’s 1996 Stock Incentive Plan (the “Plan”), to increase from 2,000,000 to 2,500,000 the number of shares available for issuance pursuant to the Plan. The proposed amendment to the Plan was adopted by the Board of Directors, subject to shareholder approval, on March 17, 2005.

The following paragraphs provide a summary of the principal features of the Plan and is qualified in its entirety by the actual plan document. Any shareholder who wishes to obtain a copy of the actual plan document may do so upon written request to the Corporate Secretary at our principal offices at 21101 Oxnard Street, Woodland Hills, CA 91367. The actual plan document which reflects the proposed amendment is also available to the public from the SEC’s website at www.sec.gov, as Appendix B to the Definitive Schedule 14A filed with the SEC on or about April 15, 2005.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
VOTE “FOR” THE PROPOSED AMENDMENT TO THE PLAN

Description of the Plan

General.   The purposes of the Plan are to (i) enable the Company to attract, motivate and retain top-quality directors, officers, employees, consultants, advisers and independent contractors, (ii) provide substantial incentives for such participants to act in the best interests of the shareholders of the Company and (iii) reward extraordinary effort by the participants.

Administration.   The Plan will be administered by the Compensation Committee, or such other committee of directors as the Board of Directors shall designate, which committee shall consist solely of not less than two “non-employee directors” (as defined in Rule 16b-3 under the Securities Exchange Act of 1934 (the “Exchange Act”), and each of whom shall also be an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code, as amended (the “Code”). If no such committee has been appointed by the Board of Directors, the Plan is administered by the Board of Directors. Such committee is hereinafter referred to as the “Administrator.” The Company’s Compensation Committee currently administers the Plan.

The Administrator is authorized to, among other things, set the terms of awards to participants, waive compliance with the terms of such awards, and has the authority to interpret the Plan and adopt administrative regulations. The Administrator may also from time to time delegate to one or more officers of the Company any and all of its authorities under the Plan, except with respect to awards granted to persons subject to Section 16 of the Exchange Act.

Eligibility.   Awards may be granted under the Plan to directors, officers, employees, consultants, advisers and independent contractors of the Company or any corporation, partnership, joint venture or other entity in which the Company owns, directly or indirectly, at least twenty percent (20%) beneficial ownership interest (a “Related Company”). As of the date of this Proxy Statement, there are approximately 250 employees, including officers of the Company and Related Companies and three (3) non-employee directors, all of whom are eligible to receive awards under the Plan. The Administrator, in its discretion, selects the participants to whom awards may be granted from those eligible.

Number of Shares of Common Stock Available under the Plan.   The initial number of shares available for issuance under the Plan was 750,000. On June 29, 1998, the shareholders of the Company approved an amendment of the Plan, which increased from 750,000 to 1,400,000 the number of shares available for issuance pursuant to the Plan. On June 15, 2000, the shareholders of the Company approved a further amendment of the Plan, which increased from 1,400,000 to 2,000,000 the number of shares available for issuance pursuant to the Plan. If the shareholders approve this proposal, this limit would be increased to 2,500,000. However, no award may be made under the Plan, if, after giving effect to such award, the total number of shares issuable upon exercise of all outstanding awards (whether or not under the Plan) would exceed thirty percent (30%) of the total number of shares of Common Stock outstanding at the time of such award. For the purposes of the foregoing: (i) shares issuable upon exercise of certain rights meeting certain requirements in the Rules of the California Commissioner of Corporations are not counted against the 30% limitation; (ii) outstanding preferred or senior common shares convertible into Common Stock are to be deemed converted and therefore outstanding; and (iii) any shares of Common Stock subject to promotional waivers under the Rules of the California Commissioner of Corporations are not deemed outstanding. Shares awarded under the Plan may be authorized and un-issued shares or treasury shares. If shares subject to an option under the Plan cease to be subject to such option, or shares under the Plan are forfeited, such shares will again be available for future distribution under the Plan, unless the forfeiting participant received any benefits of ownership such as dividends from the forfeited award.

Award Types

Terms and Conditions of Options.   The options granted under the Plan may be incentive stock options or non-qualified stock options. No participant may be granted options for more than 250,000 shares of Common Stock in any calendar year. Stock options awarded to participants under the Plan shall be in such form and have such terms and conditions as the Administrator determines and is subject to the following additional terms and conditions.

Exercise Price.   The Administrator determines the exercise price of options at the time the options are granted. The exercise price of an incentive stock option may not be less than 100% of the fair market value of the Common Stock on the date such option is granted. In addition, the exercise price for any incentive stock option may not be less than 110% of the fair market value of our Common Stock on the date of grant, if granted to a participant who owns, or would be considered to own by reason of Section 424(d) of the Code, more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company. The fair market value of the Common Stock is determined as the closing bid price for the Common Stock on the date the option is granted. As of April 11, 2005, the closing bid price for the Company’s Common Stock was $1.38 per share.

Exercise of Option.   The Administrator determines when options become exercisable, provided however, that options awarded to participants other than directors, officers, consultants or independent contractors shall become exercisable at the rate of at least twenty percent (20%) per year over five (5) years from the date of grant. The Plan provides that payment of the purchase price shall be made in such manner as the Administrator may provide in the award, which may include cash, other shares of the Company already owned (with some restrictions) or any other manner permitted by law as determined by the Administrator. The Administrator may provide that all or part of the shares received upon exercise of an option using restricted stock will be restricted stock.

Term of Option.   The term of the option may be no more than ten (10) years from the date of grant, except that with respect to any participant who owns, or would be considered to own by reason of Section 424(d) of the Code, more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company, the term for incentive stock options must not exceed five (5) years.

Transferability.   The option agreement, may permit transfer to the optionee’s children, grandchildren or spouse (“Immediate Family Member”), a trust for the benefit of such Immediate Family Members or a partnership in which such Immediate Family Members are the only partners, if (i) the option agreement provides that the option may only be transferred with the express written consent of the Administrator and (ii) the optionee does not receive any consideration for such transfer. Except as described above, stock options are not transferable by the optionee otherwise than by will or by laws of descent and distribution.

Termination of Employment.   If an optionee’s employment terminates for any reason other than death or disability, then all options shall be exercisable to the extent determined by the Administrator and unless employment was terminated for cause, all vested options may generally be exercised for ninety (90) days following the optionee’s termination.

Death or Disability.   If an optionee’s employment terminates as a result of the optionee’s death or disability, then all vested options may generally be exercised for six (6) months following the optionee’s death or disability. The Administrator may provide that, notwithstanding the option term previously fixed, an option which is outstanding on the optionee’s death shall remain outstanding for an additional period following the optionee’s death.

Terms and Conditions of Restricted Stock.   Restricted stock awards shall contain provisions regarding the number of shares to be awarded, the price, if any, to be paid by the recipient of the restricted stock and the dates and conditions for vesting. The vesting of restricted stock may be conditioned upon the completion of a specified period of service with the Company or a Related Company, upon the attainment of specified performance goals or upon other criteria as the Administrator may determine. The Administrator may provide that the participant shall have the right to vote or receive dividends on the restricted stock. Stock dividends will be treated as additional shares of restricted stock and will be subject to the same terms and conditions as the initial grant, unless otherwise provided by the Administrator.

Transferability.   Restricted stock may not be sold, transferred, pledged or assigned until it has vested in accordance with its terms, unless permitted by the Administrator.

Termination of Relationship.   If the participant’s employment or other qualifying relationship with the Company or Related Company terminates before all of his or her restricted stock has vested, or if the conditions to the vesting have not been satisfied prior to any deadline for the satisfaction of such conditions, the shares of restricted stock which have not vested will be forfeited. The Administrator may provide that any purchase price paid by the participant, or an amount equal to the restricted stock’s aggregate fair market value on the date of forfeiture, if lower, will be paid to the participant.

Other Provisions of the Plan

Substitute Options in Business Combinations.   If the Company succeeds to the business of another corporation through merger, consolidation or acquisition, employees from the acquired corporation who become employees of the Company or Related Company, may be granted stock options under the Plan. The Administrator will determine whether such substitute options should be granted, and the terms and conditions of such options. The exercise price of each substitute option will be an amount that, in the sole judgment of the Administrator (and if the stock options to be granted are intended to be incentive stock options, in compliance with the Code), is such that the economic benefit provided by such substitute option is not greater than the economic benefit represented by the option of the acquired company. Any substitute option will expire upon the expiration date of the original stock option, or, if earlier, ten (10) years after the date of grant of the substitute option.

Adjustments upon Merger or Sale of Assets.   The aggregate number of shares reserved for issuance under the Plan, the number of shares covered by each outstanding award, and the amounts to be paid by award holders or the Company on any outstanding award, may be adjusted, as determined by the Administrator, in its sole discretion in the event of any merger, reorganization, consolidation, sale of substantially all assets, recapitalization, stock dividend, stock split, spin-off, split-up, split-off, distribution of assets or other change in corporate structure affecting the Company’s Common Stock. No such adjustment may increase the aggregate value of any outstanding award.

Change of Control.   In the event of a change of control of the Company, as defined in the Plan, unless otherwise determined by the Administrator at time of grant or by amendment (with the holder’s consent) of such grant, the vesting of all outstanding options will be accelerated, and the restrictions on any outstanding restricted stock awards will lapse.

Election to Defer Awards.   The Administrator may permit a participant to elect to defer receipt of an award for a specified period or until a specified event, upon such terms as determined by the Administrator.

Amendment and Termination.   No awards may be granted under the Plan after ten (10) years after the date of approval of the Plan by the shareholders of the Company. The Plan was approved by the shareholders of the Company on July 18, 1996. The Board of Directors may terminate the Plan at an earlier date, or amend the Plan at any time. However, the Company will obtain shareholder approval for any amendment to the Plan to the extent required by applicable mandatory legal or regulatory requirements or as required for the Plan to satisfy the requirements of Sections 162(m) or 422 of the Code or any other non-mandatory legal or regulatory requirements if the Board of Directors deems it desirable for the Plan to satisfy any such requirements. In addition, the award holder’s written consent is required for any amendment or termination of the Plan which will adversely affect any previously granted award.

Federal Income Tax Consequences

Incentive Stock Options.   An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise is an adjustment item for alternative minimum tax purposes and may subject the optionee to alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, the optionee will recognize long-term capital gain or loss equal to the difference between the sale price and the exercise price. If the holding periods are not satisfied, then: (1) if the sale price exceeds the exercise price, the optionee will recognize capital gain equal to the excess, if any, of the sale price over the fair market value of the shares on the date of exercise and will recognize ordinary income equal to the difference, if any, between the lesser of the sale price or the fair market value of the shares on the exercise date and the exercise price; or (2) if the sale price is less than the exercise price, the optionee will recognize a capital loss equal to the difference between the exercise price and the sale price.

Unless limited by Section 162(m) of the Code, the Company is entitled to a deduction in the same amount as and at the same time the optionee recognizes ordinary income.

Non-qualified Stock Options.   An optionee does not recognize any taxable income at the time a non-qualified stock option is granted. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to tax withholding by the Company. Unless limited by Section 162(m) of the Code, the Company is entitled to a deduction in the same amount as and at the time the optionee recognizes ordinary income. Upon a disposition of such shares by the optionee, any difference between the sale price and the exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period.

Restricted Stock Awards.   Stock awards will generally be taxed in the same manner as nonqualified stock options. However, a restricted stock award is subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code to the extent the award will be forfeited in the event that the participant ceases to provide services to us. As a result of this substantial risk of forfeiture, the participant will not recognize ordinary income at the time of award. Instead, the participant will recognize ordinary income on the dates when the stock is no longer subject to a substantial risk of forfeiture, or when the stock becomes transferable, if earlier. The participant’s ordinary income is measured as the difference between the amount paid for the stock, if any, and the fair market value of the stock on the date the stock is no longer subject to forfeiture.

The participant may accelerate his or her recognition of ordinary income, if any, and begin his or her capital gains holding period by timely filing (i.e., within thirty days of the award) an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the amount paid for the stock, if any, and the fair market value of the stock on the date of award, and the capital gain holding period commences on such date. The ordinary income recognized by an employee or former employee will be subject to tax withholding by us.

The foregoing is only a summary of the effect of U.S. federal income taxation upon recipients and the Company with respect to the grant and exercise of awards under the Plan. It does not purport to be complete and does not discuss the tax consequences arising in the context of the participant’s death or the income tax laws of any municipality, state or foreign country in which the participant’s income or gain may be taxable.

PROPOSAL 3
RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Stonefield Josephson, Inc. (“Stonefield”) has audited the Company’s financial statements for the fiscal year ended December 31, 2004. A representative of Stonefield is expected to be present at the Meeting and will have the opportunity to make a statement if he or she desires to do so. Such representative is expected to be available to respond to appropriate questions.

Although this appointment is not required to be submitted to a vote of the Shareholders, the Audit Committee believes it is appropriate as a matter of policy to request that the Shareholders ratify the appointment. If the Shareholders do not ratify the appointment, which requires the affirmative vote of a majority of the outstanding shares of the Common Stock present, in person or by proxy, and entitled to vote at the Meeting, the Board of Directors will consider the selection of another independent registered public accounting firm.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
VOTE “FOR” THE APPOINTMENT OF STONEFIELD JOSEPHSON, INC. AS THE COMPANY’S REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2005.

REGISTERED PUBLIC ACCOUNTING FIRM FEES AND SERVICES

The Company paid the following fees to Stonefield for fiscal years 2003 and 2004:

	Year ended December 31,
	2004	2003
Audit Fees and Expenses
Audit Fees	$57,000	$—
Audit-Related Fees	—	—
Tax Fees	—	—
Other Fees	—	—
Total:	$57,000	$—

Audit Fees include fees for the audit examination of the Company’s annual financial reports as presented in Form 10-K, and fees for the review of the Company’s quarterly financial reports as presented in Form 10-Q. Audit-Related Fees are assurance and related services (e.g., due diligence services) that more specifically include, among others, employee benefit plan audits, due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards. Tax Fees include fees to prepare the required Federal and the various state tax returns, in addition to preparing any extensions, quarterly estimates or other related services. Other Fees include any other fees not included in the other three categories, and generally include fees related to providing consents for the inclusion of previously audited financial statements in the Company’s various public filings and tax consultation services.

The Audit Committee administers the Company’s engagement of Stonefield and pre-approves all audit and permissible non-audit services on a case-by-case basis. In approving non-audit services, the Audit Committee considers whether the engagement could compromise the independence of Stonefield, and whether for reasons of efficiency or convenience it is in the best interest of the Company to engage its independent auditor to perform the services. The Audit Committee has determined that performance by Stonefield of the non-audit services related to the fees on the table above did not affect their independence.

On April 5, 2004, the Company dismissed Ernst & Young LLP, an independent registered public accounting firm (“E&Y”), as the independent accountants of the Company. On April 8, 2004 appointed Stonefield, as the independent accountants of the Company for the fiscal year ended December 31, 2004. The determination to dismiss E&Y and to appoint Stonefield was made by the Board of Directors of the Company upon the recommendation of the Audit Committee.

The Company paid the following fees to E&Y, for fiscal year 2003 and 2004:

	Year ended December 31,
	2004	2003
Audit Fees and Expenses
Audit Fees	$—	$100,000
Audit-Related Fees	—	—
Tax Fees	62,000	57,000
Other Fees	—	22,000
Total:	$62,000	$179,000

Prior to engagement, the Audit Committee pre-approves all independent registered public accounting firm services. The fees are budgeted, and the Audit Committee requires the independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise in which it may become necessary to engage the independent auditor for additional services not contemplated in the original pre-approval categories. In those instances, the Audit Committee requires specific pre-approval before engaging the independent registered public accounting firm.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

PROPOSALS OF SHAREHOLDERS FOR 2006 ANNUAL MEETING

Under certain circumstances, shareholders are entitled to present proposals at shareholder meetings. The 2006 annual meeting of shareholders is presently expected to be held on or about May 24, 2006.

SEC rules provide that any shareholder proposal to be included in the Proxy Statement for the Company’s 2006 annual meeting must be received by the Secretary of the Company at the Company’s offices at 21101 Oxnard Street, Woodland Hills, California 91367 prior to December 15, 2005, in a form that complies with applicable regulations. If the date of the 2006 annual meeting is advanced or delayed more than 30 days from the date of the 2005 annual meeting, shareholder proposals intended to be included in the Proxy Statement for the 2006 annual meeting must be received by us within a reasonable time before the Company begins to print and mail the Proxy Statement for the 2006 annual meeting. Upon any determination that the date of the 2006 annual meeting will be advanced or delayed by more than 30 days from the date of the 2006 annual meeting, the Company will disclose the change in the earliest practicable Quarterly Report on Form 10-Q.

SEC rules also govern a company’s ability to use discretionary proxy authority with respect to shareholder proposals that were not submitted by the shareholders in time to be included in the Proxy Statement. In the event a shareholder proposal is not submitted to the Company prior to February 28, 2006, the proxies solicited by the Board of Directors for the 2006 annual meeting of shareholders will confer authority on the Proxyholders to vote the shares in accordance with their best judgment and discretion if the proposal is presented at the 2006 annual meeting of shareholders without any discussion of the proposal in the Proxy Statement for such meeting.

FORM 10-K

A copy of the Company’s Form 10-K for the fiscal year ended December 31, 2004 (excluding the exhibits thereto) as filed with the SEC, accompanies this Proxy Statement, but it is not deemed to be a part of the Proxy soliciting material. The Form 10-K contains consolidated financial statements of the Company and its subsidiaries and the report thereon of Ernst & Young LLP, and Stonefield Josephson, Inc. the Company’s independent registered public accounting firm for fiscal 2003 and 2004, respectively.

The Company will provide a copy of the exhibits to its Form 10-K for the fiscal year ended December 31, 2004 upon the written request of any beneficial owner of the Company’s securities as of the Record Date and reimbursement of the Company’s reasonable expenses. Such request should be addressed to the Company c/o Robert S. Chilton, Corporate Secretary, at 21101 Oxnard Street, Woodland Hills, California 91367. Exhibits are available at no charge on the SEC’s website, www.sec.gov.

SHAREHOLDERS ARE URGED IMMEDIATELY TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED, TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

By Order of the Board of Directors,
HEMACARE CORPORATION

Robert S. Chilton, Secretary
April 15, 2005
Woodland Hills, CA

APPENDIX A

CHARTER OF THE
CORPORATE GOVERNANCE AND
NOMINATING COMMITTEE OF
HEMACARE CORPORATION

As Amended on March 17, 2005

PURPOSE

The purpose of the Corporate Governance and Nominating Committee (the “Committee”) of HemaCare Corporation (the “Company”) is to ensure that the Board of Directors (the “Board”) is appropriately constituted to meet its fiduciary obligations to stockholders and the Company, and that the Company has, and follows, appropriate governance standards. To carry out this purpose, the Committee shall:

(1)   Identify individuals qualified to become Board members, consistent with criteria approved by the Board.

(2)   Recommend the director nominees to be selected by the Board for the next annual meeting of stockholders.

(3)   Develop and recommend to the Board a set of corporate governance principles applicable to the Company.

(4)   Oversee the evaluation of the Board and management.

COMMITTEE MEMBERSHIP AND ORGANIZATION

The Committee shall be comprised of no fewer than three members. Each member of the Committee shall be “independent” as defined by the rules of the National Association of Securities Dealers (“NASD”) and the Securities and Exchange Commission (“SEC”). Each member shall be free of any relationship that, in the opinion of the Board, would interfere with his or her individual exercise of independent judgment. The members of the Committee shall be appointed and replaced by the Board. The Board shall appoint one of the members as Chair.

The Committee shall communicate with and work closely with the Board.

COMMITTEE RESPONSIBILITIES AND AUTHORITY

To carry out its purposes expressed in Paragraph 1 above, the Committee shall have the following responsibilities and authority. Delegation by the Board of responsibilities to the Committee shall not preclude the Board from taking any action permitted to be taken under governing law, rules or regulations applicable to the Company, provided that the Committee shall have sole authority to retain and terminate any search firm to be used to identify director candidates, including sole authority to approve the search firm’s fees and other retention terms.

(1)   Evaluate the current composition, organization, size and governance of the Board and its committees; determine future requirements; make recommendations to the Board concerning the appointment of directors to committees of the Board; and recommend the selection of chairs of committees of the Board.

(2)   Determine the desired qualifications, expertise and characteristics for potential directors and conduct searches for director candidates that have corresponding attributes. Evaluate, propose and approve nominees for election to the Board, and consider and evaluate stockholder nominees for election to the Board.

A-1

(3)   Oversee the Board’s performance evaluation process, including conducting surveys of director observations, suggestions and preferences. The Committee shall also evaluate the participation of members of the Board in continuing education activities.

(4)   Form and delegate authority to subcommittees, or delegate authority to members, when appropriate, provided that such subcommittees will be composed exclusively of members of this Committee and will operate pursuant to a published charter.

(5)   Evaluate and recommend termination of service of individual members of the Board as appropriate, in accordance with the Board’s governance principles, for cause or for other proper reasons.

(6)   Make regular reports to the Board on the results of its meetings and action taken by the Committee.

(7)   Review and re-examine this Charter at least annually and make recommendations to the Board with respect to any proposed changes.

(8)   Review annually the Company’s corporate governance guidelines and make recommendations to the Board with respect to any proposed changes.

(9)   Annually report to the full Board regarding its own performance against the responsibilities outlined in this Charter and as otherwise established by the Board.

(10) Obtain advice, assistance, reports or opinions from internal or external legal, accounting or other advisors, including director search firms.

MEETING AND MINUTES

(1)   The Committee will meet at least once annually and will also meet, as required, in response to the needs of the Board and as necessary to fulfill its responsibilities.

(2)   The Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.

A-2

APPENDIX B

HEMACARE CORPORATION
1996 STOCK INCENTIVE PLAN
(As Amended and Restated Through [May 24, 2005]*)

SECTION 1.   Purposes.

The purposes of the HemaCare Corporation 1996 Stock Incentive Plan (the “Plan”) are to (i) enable HemaCare Corporation (the “Company”) and Related Companies (as defined below) to attract, motivate and retain top-quality directors, officers, employees, consultants, advisers and independent contractors (including without limitation dealers, distributors and other business entities or persons providing services on behalf of the Company or a Related Company), (ii) provide substantial incentives for such directors, officers, employees, consultants, advisers and independent contractors of the Company or a Related Company (“Participants”) to act in the best interests of the shareholders of the Company and (iii) reward extraordinary effort by Participants on behalf of the Company or a Related Company. For purposes of the Plan, a “Related Company” means any corporation, partnership, joint venture or other entity in which the Company owns, directly or indirectly, at least a twenty percent (20%) beneficial ownership interest.

SECTION 2.   Types of Awards.

Awards under the Plan may be in the form of (i) Stock Options or (ii) Restricted Stock.

SECTION 3.   Administration.

3.1   Except as otherwise provided herein, the Plan shall be administered by the Compensation Committee of the Board of Directors of the Company (the “Board”) or such other committee of directors as the Board shall designate, which committee in either such case shall consist solely of not less than two “non-employee directors” (as such term is defined in Rule 16b-3 under the Securities Exchange Act of 1934 (the “Exchange Act”) or any successor rule (“Rule 16b-3”)) who shall serve at the pleasure of the Board, each of whom shall also be an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code and Section 1.162-27 of the Treasury Regulations or any successor provision(s) thereto (“Section 162(m)”); provided, however, that if there are not two persons on the Board who meet the foregoing qualifications, any such committee may be comprised of two or more directors of the Company, none of which is an officer (other than a non-employee Chairman of the Board of the Company) or an employee of the Company or a Related Company. If no such committee has been appointed by the Board, the Plan shall be administered by the Board, and the Plan shall be administered by the Board to the extent provided in the last sentence of this Section. Such committee as shall be designated to administer the Plan, if any, or the Board is referred to herein as the “Committee.” Notwithstanding any other provision of the Plan to the contrary, if such a committee has been designated to administer the Plan, all actions with respect to the administration of the Plan in respect of the members of such committee shall be taken by the Board.

3.2   The Committee shall have the following authority with respect to awards under the Plan to Participants: to grant awards to eligible Participants under the Plan; to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall deem advisable; to interpret the terms and provisions of the Plan and any award granted under the Plan; and to otherwise supervise the administration of the Plan. In particular, and without limiting its authority and powers, the Committee shall have the authority:

(a)    to determine whether and to what extent any award or combination of awards will be granted hereunder;

*       Assuming the proposal to amend the 1996 Stock Incentive Plan is approved by the Shareholders at the meeting on May 24, 2005.

(b)   to select the Participants to whom awards will be granted;

(c)    to determine the number of shares of the common stock of the Company (the “Stock”) to be covered by each award granted hereunder, provided that no Participant will be granted Stock Options on or with respect to more than 250,000 shares of Stock in any calendar year;

(d)   to determine the terms and conditions of any award granted hereunder, including, but not limited to, any vesting or other restrictions based on performance and such other factors as the Committee may determine, and to determine whether the terms and conditions of the award are satisfied;

(e)    to determine the treatment of awards upon a Participant’s retirement, disability, death, termination for cause or other termination of employment or other qualifying relationship with the Company or a Related Company;

(f)    to determine that amounts equal to the amount of any dividends declared with respect to the number of shares covered by an award (i) will be paid to the Participant currently or (ii) will be deferred and deemed to be reinvested or (iii) will otherwise be credited to the Participant, or that the Participant has no rights with respect to such dividends;

(g)    to determine whether, to what extent, and under what circumstances Stock and other amounts payable with respect to an award will be deferred either automatically or at the election of a Participant, including providing for and determining the amount (if any) of deemed earnings on any deferred amount during any deferral period;

(h)   to provide that the shares of Stock received as a result of an award shall be subject to a right of first refusal, pursuant to which the Participant shall be required to offer to the Company any shares that the Participant wishes to sell, subject to such terms and conditions as the Committee may specify;

(i)    to amend the terms of any award, prospectively or retroactively; provided, however, that no amendment shall impair the rights of the award holder without his or her consent; and

(j)     to substitute new Stock Options for previously granted Stock Options, or for options granted under other plans, in each case including previously granted options having higher option prices.

3.3   All determinations made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and all Participants.

3.4   The Committee may from time to time delegate to one or more officers of the Company any or all of its authorities granted hereunder except with respect to awards granted to persons subject to Section 16 of the Exchange Act. The Committee shall specify the maximum number of shares that the officer or officers to whom such authority is delegated may award, and the Committee may in its discretion specify any other limitations or restrictions on the authority delegated to such officer or officers.

SECTION 4.   Stock Subject to Plan.

4.1   The total number of shares of Stock reserved and available for distribution under the Plan shall be [2,500,000](1) (subject to adjustment as provided in Section 4.3); provided, however, that no award of a Stock Option or Restricted Stock may be made at any time if, after giving effect to such award, the total number of shares of Stock issuable upon exercise of all outstanding options and warrants of the Company (whether or not under the Plan) plus the total number of shares of Stock called for under any stock bonus or similar plan of the Company (including shares of Stock underlying awards of Stock Options or Restricted Stock under the Plan) would exceed thirty percent (30%) of the total number of shares of Stock outstanding at the time of such award. For purposes of the foregoing: (i) those shares issuable upon exercise of rights, options or warrants, or under a stock purchase plan, meeting the requirements for exclusion set forth at any time and from time to time in Rule 260.140.45 of the California Commissioner of Corporations shall not be counted against the thirty percent (30%) limitation; (ii) any outstanding preferred or senior common shares of the Company convertible into Stock shall be deemed converted in determining the total number of outstanding shares of Stock at any time; and (iii) any shares of Stock subject to promotional waivers under Rule 260.141 of the California Commissioner of Corporations shall not be deemed to be outstanding. Shares of Stock issuable in connection with any award under the Plan may consist of authorized but unissued shares or treasury shares.

4.2   To the extent a Stock Option terminates without having been exercised, or shares awarded are forfeited, the shares subject to such award shall again be available for distribution in connection with future awards under the Plan, subject to the limitations set forth in Section 4.1, unless the forfeiting Participant received any benefits of ownership such as dividends from the forfeited award.

4.3   In the event of any merger, reorganization, consolidation, sale of substantially all assets, recapitalization, Stock dividend, Stock split, spin-off, split-up, split-off, distribution of assets or other change in corporate structure affecting the Stock, a substitution or adjustment, as may be determined to be appropriate by the Committee in its sole discretion, shall be made in the aggregate number of shares reserved for issuance under the Plan, the number of shares subject to outstanding awards and the amounts to be paid by award holders or the Company, as the case may be, with respect to outstanding awards; provided, however, that no such adjustment shall increase the aggregate value of any outstanding award. In the event any change described in this Section 4.3 occurs and an adjustment is made in the outstanding Stock Options, a similar adjustment shall be made in the maximum number of shares covered by Stock Options that may be granted to any employee pursuant to Section 3.2(c).

SECTION 5.   Eligibility.

Participants under the Plan shall be selected from time to time by the Committee, in its sole discretion, from among those eligible.

SECTION 6.   Stock Options.

6.1   The Stock Options awarded to officers and employees under the Plan may be of two types: (i) Incentive Stock Options within the meaning of Section 422 of the Internal Revenue Code or any successor provision thereto (“Section 422”); and (ii) Non-Qualified Stock Options. If any Stock Option does not qualify as an Incentive Stock Option, or the Committee at the time of grant determines that any Stock Option shall be a Non-Qualified Stock Option, it shall constitute a Non-Qualified Stock Option. Stock Options awarded to any Participant who is not an officer or employee of the Company or a Related Company shall be Non-Qualified Stock Options.

(1)   Increased from 750,000 to 1,400,000 per shareholder approval on June 29, 1998. Per shareholder approval on June 15, 2000, increased from 1,400,000 to 2,000,000. [Per shareholder approval on May 24, 2005, increased from 2,000,000 to 2,500,000.]

6.2   Subject to the following provisions, Stock Options awarded to Participants under the Plan shall be in such form and shall have such terms and conditions as the Committee may determine:

(a)    Option Price.   The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee; provided, however, that the option price per share of Stock shall be not less than one hundred percent (100%) of the “Fair Market Value” (as defined below) of the Stock on the date of grant of the Stock Option; and provided, further, that if at the time of grant the Participant owns, or would be considered to own by reason of Section 424(d) of the Internal Revenue Code or any successor provision thereto, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company, the option price per share of Stock shall be not less than one hundred ten percent (110%) of the Fair Market Value of the Stock on the date of grant of the Stock Option. For purposes of the Plan, “Fair Market Value” in relation to a share of the Stock means, if the Stock is publicly traded, the closing per share bona fide bid price of the Stock on such date. In any situation not covered above, the Fair Market Value shall be determined by the Committee in accordance with one of the valuation methods described in Section 20.2031-2 of the Federal Estate Tax Regulations or any successor provision thereto.

(b)   Option Term.   The term of each Stock Option shall be fixed by the Committee, but in no event longer than one hundred twenty (120) months after the date of grant of such Stock Option.

(c)    Exercisability.   Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee; provided, however, that in the case of Stock Options awarded to Participants other than directors, officers, consultants or independent contractors, Stock Options under any award shall become exercisable at the rate of at least twenty percent (20%) per year over five (5) years from the date the Stock Option is granted. If the Committee provides that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time in whole or in part.

(d)   Method of Exercise.   Stock Options may be exercised in whole or in part at any time during the option period by giving written notice of exercise to the Company specifying the number of shares to be purchased, accompanied by payment of the purchase price. Payment of the purchase price shall be made in such manner as the Committee may provide in the award, which may include cash (including cash equivalents), delivery of shares of Stock already owned by the optionee or subject to awards hereunder, any other manner permitted by law as determined by the Committee, or any combination of the foregoing. The Committee may provide that all or part of the shares received upon the exercise of a Stock Option which are paid for using Restricted Stock shall be restricted in accordance with the original terms of the award in question.

(e)    No Shareholder Rights.   An optionee shall have no rights to dividends or other rights of a shareholder with respect to shares subject to a Stock Option until the optionee has given written notice of exercise and has paid for such shares.

(f)    Surrender Rights.   The Committee may provide that Stock Options may be surrendered for cash upon any terms and conditions set by the Committee.

(g)    Non-Transferability; Limited Transferability.   A Stock Option Agreement may permit an optionee to transfer the Stock Option to his or her children, grandchildren or spouse (“Immediate Family”), to one or more trusts for the benefit of such Immediate Family members, or to one or more partnerships in which such Immediate Family members are the only partners if (i) the agreement setting forth such Stock Option expressly provides that such Stock Option may be transferred only with the express written consent of the Committee, and (ii) the optionee does not receive any consideration in any form whatsoever for such transfer. Any Stock Option so transferred shall continue to be subject to the same terms and conditions as were applicable to such Stock Option immediately prior to the transfer thereof. Any Stock Option not (x) granted pursuant to any agreement expressly allowing the transfer of such Stock Option or (y) amended expressly to permit its transfer shall not be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and such Stock Option shall be exercisable during the optionee’s lifetime only by the optionee.

(h)   Termination of Relationship.   If an optionee’s employment or other qualifying relationship with the Company or a Related Company terminates by reason of death, disability, retirement, voluntary or involuntary termination or otherwise, the Stock Option shall be exercisable to the extent determined by the Committee; provided, however, that unless employment or such other qualifying relationship is terminated for cause (as may be defined by the Committee in connection with the grant of any Stock Option), the Stock Option shall remain exercisable (to the extent that it was otherwise exercisable on the date of termination) for (A) at least six (6) months from the date of termination if termination was caused by death or disability or (B) at least ninety (90) days from the date of termination if termination was caused by other than death or disability. The Committee may provide that, notwithstanding the option term fixed pursuant to Section 6.2(b), a Stock Option which is outstanding on the date of an optionee’s death shall remain outstanding for an additional period after the date of such death.

(i)    Option Grants to Participants Subject to Section 16.   If for any reason any Stock Option granted to a Participant subject to Section 16 of the Exchange Act is not approved in the manner provided for in clause (d)(1) or (d)(2) of Rule 16b-3, neither the Stock Option (except upon its exercise) nor the Stock underlying the Stock Option may be disposed of by the Participant until six months have elapsed following the date of grant of the Stock Option, unless the Committee otherwise specifically permits such disposition.

6.3   Notwithstanding the provisions of Section 6.2, no Incentive Stock Option shall (i) have an option price which is less than one hundred percent (100%) of the Fair Market Value of the Stock on the date of the award of the Stock Option (or less than one hundred ten percent (110%) of the Fair Market Value of the Stock on the date of award of the Stock Option if the Participant owns, or would be considered to own by reason of Section 424(d) of the Internal Revenue Code or any successor provision thereto, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company at the time of the grant of the Stock Option), (ii) be exercisable more than ten (10) years after the date such Incentive Stock Option is awarded (five (5) years after the date of award if the Participant owns, or would be considered to own by reason of Section 424(d) of the Internal Revenue Code or any successor provision thereto, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company at the time of the grant of the Stock Option), (iii) be awarded more than ten (10) years after the effective date of the Plan (or the latest restatement of the Plan) or (iv) be transferable other than by will or by the laws of descent and distribution. In addition, the aggregate Fair Market Value (determined as of the time a Stock Option is granted) of Stock with respect to which Incentive Stock Options granted after December 31, 1986 are exercisable for the first time by a Participant in any calendar year (under the Plan and any other plans of the Company or any subsidiary or parent corporation) shall not exceed $100,000.

SECTION 7.   Restricted Stock.

Subject to the following provisions, all awards of Restricted Stock to Participants shall be in such form and shall have such terms and conditions as the Committee may determine:

(a)    The Restricted Stock award shall specify the number of shares of Restricted Stock to be awarded, the price, if any, to be paid by the recipient of the Restricted Stock and the date or dates on which, or the conditions upon the satisfaction of which, the Restricted Stock will vest. The vesting of Restricted Stock may be conditioned upon the completion of a specified period of service with the Company or a Related Company, upon the attainment of specified performance goals or upon such other criteria as the Committee may determine.

(b)   Stock certificates representing the Restricted Stock awarded to an employee shall be registered in the Participant’s name, but the Committee may direct that such certificates be held by the Company on behalf of the Participant. Except as may be permitted by the Committee, no share of Restricted Stock may be sold, transferred, assigned, pledged or otherwise encumbered by the Participant until such share has vested in accordance with the terms of the Restricted Stock award. At the time Restricted Stock vests, a certificate for such vested shares shall be delivered to the Participant (or his or her designated beneficiary in the event of death), free of all restrictions.

(c)    The Committee may provide that the Participant shall have the right to vote or receive dividends, or both, on Restricted Stock. The Committee may provide that Stock received as a dividend on, or in connection with a stock split of, Restricted Stock shall be subject to the same restrictions as the Restricted Stock.

(d)   Except as may be provided by the Committee, in the event of a Participant’s termination of employment or other qualifying relationship with the Company or a Related Company before all of his or her Restricted Stock has vested, or in the event any conditions to the vesting of Restricted Stock have not been satisfied prior to any deadline for the satisfaction of such conditions set forth in the award, the shares of Restricted Stock which have not vested shall be forfeited, and the Committee may provide that the lower of (i) any purchase price paid by the Participant and (ii) the Restricted Stock’s aggregate Fair Market Value on the date of forfeiture shall be paid in cash to the Participant.

(e)    The Committee may waive, in whole or in part, any or all of the conditions to receipt of, or restrictions with respect to, any or all of the Participant’s Restricted Stock.

(f)    If for any reason any Restricted Stock awarded to a Participant subject to Section 16 of the Exchange Act is not approved in the manner provided for in clause (d)(1) or (d)(2) of Rule 16b-3, the Restricted Stock may not be disposed of by the Participant until six months have elapsed following the date of award of the Restricted Stock, unless the Committee otherwise specifically permits such disposition.

SECTION 8.   Substitute Options in Business Combinations.

If the Company at any time should succeed to the business of another corporation through a merger or consolidation, or through the acquisition of stock or assets of such corporation, Stock Options may be granted under the Plan to those employees of such corporation or its related companies who, in connection with such succession, become employees of the Company or a Related Company in substitution for options to purchase stock of such acquired corporation held by them at the time of such succession. The Committee, in its sole discretion, shall determine the extent to which such substitute Stock Options shall be granted (if at all), the persons to receive such substitute Stock Options (who need not be all optionees of such corporation), the number and type of Stock Options to be received by each such person, the exercise price of such Stock Options (which may be determined without regard to Section 6) and the terms and conditions of such substitute Stock Options; provided, however, that the exercise price of each substitute Stock Option shall be an amount such that, in the sole judgment of the Committee (and if the Stock Options to be granted are intended to be Incentive Stock Options, in compliance with Section 424(a) of the Code), the economic benefit provided by such Stock Option is not greater than the economic benefit represented by the stock option of the acquired corporation as of the date of the Company’s acquisition of such corporation. Any substitute Stock Option granted under this Section 8 shall expire upon the expiration date of such other stock option or, if earlier, ten (10) years after the date of grant of the substitute Stock Option, and, notwithstanding Section 6, shall be exercisable during the period(s) in which the other stock option would have been exercisable. Any provision of this Section 8 to the contrary notwithstanding, no Stock Option shall be granted, nor any action taken, permitted or omitted, which would have the effect of causing the Plan or any awards hereunder to fail to qualify for exemption under Rule 16b-3, without the express approval of the Board.

SECTION 9.   Election to Defer Awards.

The Committee may permit a Participant to elect to defer receipt of an award for a specified period or until a specified event, upon such terms as are determined by the Committee.

SECTION 10.   Tax Withholding.

10.1     Each Participant shall, no later than the date as of which the value of an award first becomes includible in such person’s gross income for applicable tax purposes, pay to the Company, or make arrangements satisfactory to the Committee (which may include delivery of shares of Stock already owned by the optionee or subject to awards hereunder) regarding payment of, any federal, state, local or other taxes of any kind required by law to be withheld with respect to the award. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company (and, where applicable, any Related Company), shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

10.2     To the extent permitted by the Committee, and subject to such terms and conditions as the Committee may provide, a Participant may elect to have the withholding tax obligation, or any additional tax obligation with respect to any awards hereunder, satisfied by (i) having the Company withhold shares of Stock otherwise deliverable to such person with respect to the award or (ii) delivering to the Company shares of unrestricted Stock.

SECTION 11.   Amendments and Termination.

No awards may be granted under the Plan more than ten (10) years after the date of approval of the Plan by the shareholders of the Company. The Board may discontinue the Plan at any earlier time and may amend it from time to time. No amendment or discontinuation of the Plan shall adversely affect any award previously granted without the award holder’s written consent. Amendments may be made without shareholder approval except (i) if and to the extent necessary to satisfy any applicable mandatory legal or regulatory requirements (including the requirements of any stock exchange or over-the-counter market on which the Stock is listed or qualified for trading and any requirements imposed under any state securities laws or regulations as a condition to the registration of securities distributable under the Plan or otherwise), or (ii) as required for the Plan to satisfy the requirements of Section 162(m), Section 422 or any other non-mandatory legal or regulatory requirements if the Board of Directors deems it desirable for the Plan to satisfy any such requirements.

SECTION 12.   Change of Control.

12.1     In the event of a Change of Control, unless otherwise determined by the Committee at the time of grant or by amendment (with the holder’s consent) of such grant:

(a)         all outstanding Stock Options awarded under the Plan shall become fully exercisable and vested; and

(b)        the restrictions applicable to any outstanding Restricted Stock awards under the Plan shall lapse and such shares and awards shall be deemed fully vested.

12.2     A “Change of Control” shall be deemed to occur if:

(a)         individuals who, as of July 19, 1996, constitute the entire Board of Directors of the Company (“Incumbent Directors”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to such date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the then Incumbent Directors (other than an election or nomination of an individual whose assumption of office is the result of an actual or threatened election contest relating to the election of directors of the Company, as such terms are used in Rule 14a-11 under the Exchange Act), also shall be an Incumbent Director;

(b)        the shareholders of the Company shall approve (i) any merger, consolidation or recapitalization of the Company (or, if the capital stock of the Company is affected, any subsidiary of the Company) or any sale, lease, or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company (each of the foregoing being an “Acquisition Transaction”) where (1) the shareholders of the Company immediately prior to such Acquisition Transaction would not immediately after such Acquisition Transaction beneficially own, directly or indirectly, shares representing in the aggregate more than fifty percent (50%) of (A) the then outstanding common stock of the corporation surviving or resulting from such merger, consolidation or recapitalization or acquiring such assets of the Company, as the case may be (the “Surviving Corporation”), (or of its ultimate parent corporation, if any) and (B) the Combined Voting Power (as defined below) of the then outstanding Voting Securities (as defined below) of the Surviving Corporation (or of its ultimate parent corporation, if any) or (2) the Incumbent Directors at the time of the initial approval of such Acquisition Transaction would not immediately after such Acquisition Transaction constitute a majority of the Board of Directors of the Surviving Corporation (or of its ultimate parent corporation, if any) or (ii) any plan or proposal for the liquidation or dissolution of the Company; or

(c)         any Person (as defined below) shall become the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of securities of the Company representing in the aggregate forty percent (40%) or more of either (i) the then outstanding shares of Company Common Stock or (ii) the Combined Voting Power of all then outstanding Voting Securities of the Company; provided, however, that notwithstanding the foregoing, a Change of Control of the Company shall not be deemed to have occurred for purposes of this clause (c) solely as the result of:

(1)        an acquisition of securities by the Company which, by reducing the number of shares of Company Common Stock or other Voting Securities outstanding, increases (i) the proportionate number of shares of Company Common Stock beneficially owned by any Person to forty percent (40%) or more of the shares of Company Common Stock then outstanding or (ii) the proportionate voting power represented by the Voting Securities beneficially owned by any Person to forty percent (40%) or more of the Combined Voting Power of all then outstanding Voting Securities; or

(2)        an acquisition of securities directly from the Company except that this paragraph (2) shall not apply to:

(A)        any conversion of a security that was not acquired directly from the Company; or

(B)        any acquisition of securities if the Incumbent Directors at the time of the initial approval of such acquisition would not immediately after (or otherwise as a result of) such acquisition constitute a majority of the Board of the Company;

provided, however, that if any Person referred to in clauses (1) or (2) of this clause (c) shall thereafter become the beneficial owner of any additional shares of Company Common Stock or other Voting Securities of the Company (other than pursuant to a stock split, stock dividend or similar transaction or an acquisition exempt under such clause (2)), then a Change of Control shall be deemed to have occurred for purposes of this clause (c).

For purposes of this Section 12.2:

(i)         “Person” shall mean any individual, entity (including, without limitation, any corporation, partnership, trust, joint venture, association or governmental body) or group (as defined in Section 13(d)(3) or 14(d)(2) of the Exchange Act and the rules and regulations thereunder); provided, however, that “Person” shall not include the Company, any of its subsidiaries, any employee benefit plan of the Company or any of its majority-owned subsidiaries or any entity organized, appointed or established by the Company or such subsidiary for or pursuant to the terms of any such plan.

(ii)        “Voting Securities” shall mean all securities of a corporation having the right under ordinary circumstances to vote in an election of the Board of Directors of such corporation.

(iii)       “Combined Voting Power” shall mean the aggregate votes entitled to be cast generally in the election of directors of a corporation by holders of then outstanding Voting Securities of such corporation.

SECTION 13.   General Provisions.

13.1     If the granting of any award under the Plan or the issuance, purchase or delivery of Stock thereunder shall require, in the determination of the Committee from time to time and at any time, (i) the listing, registration or qualification of the Stock subject or related thereto upon any securities exchange or over-the-counter market or under any federal or state law or (ii) the consent or approval of any government regulatory body, then any such award shall not be granted or exercised, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions, if any, as shall be acceptable to the Committee. In addition, in connection with the granting or exercising of any award under the Plan, the Committee may require the recipient to agree not to dispose of any Stock issuable in connection with such award, except upon the satisfaction of specified conditions, if the Committee determines such agreement is necessary or desirable in connection with any requirement or interpretation of any federal or state securities law, rule or regulation.

13.2     Nothing set forth in this Plan shall prevent the Board from adopting other or additional compensation arrangements. Neither the adoption of the Plan nor any award hereunder shall confer upon any employee of the Company, or of a Related Company, any right to continued employment, and no award under the Plan shall confer upon any director any right to continued service as a director.

13.3     Determinations by the Committee under the Plan relating to the form, amount, and terms and conditions of awards need not be uniform, and may be made selectively among persons who receive or are eligible to receive awards under the Plan, whether or not such persons are similarly situated.

13.4     No member of the Board or the Committee, nor any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination or interpretation taken or made with respect to the Plan, and all members of the Board or the Committee and all officers or employees of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

SECTION 14.   Provision of Financial Information.

Each Participant then holding unexercised Stock Options or shares of Restricted Stock the restrictions on which have not then lapsed shall be furnished with financial statements of the Company at least annually not later than the time such financial statements are delivered to shareholders of the Company.

SECTION 15.   Effective Date of Plan.

The Plan shall be effective upon the later of (i) the approval of the Plan by the shareholders of the Company by a majority of the votes cast at a duly held meeting of shareholders at which a quorum representing at least a majority of the outstanding shares is, either in person or by proxy, present and voting on the Plan, (ii) August 15, 1996 and (iii) the date upon which the Company becomes subject to the version of Rule 16b-3 adopted by the Securities and Exchange Commission in Release No. 34-37260 promulgated under the Exchange Act.

The Plan was duly approved by the shareholders of the Company on July 19, 1996. The Plan, as amended and restated, was most recently adopted by the Board of Directors on September 17, 1996. The Plan became effective on September 17, 1996, upon the election by the Board on that date for the Company to become subject to the version of Rule 16b-3 adopted by the Securities and Exchange Commission in Release No. 34-37260 promulgated under the Exchange Act.

\/ DETACH PROXY CARD HERE \/

PROXY SOLICITED BY THE BOARD OF DIRECTORS OF HEMACARE CORPORATION

HEMACARE CORPORATION

Annual Meeting of Shareholders May 24, 2005

The undersigned shareholder(s) of HemaCare Corporation  (the “Company”) appoints Judi Irving as proxy, with the power to appoint her respective substitutes and authorizes her to represent and to vote, as designated below (including, as to the election of directors, the discretionary authority to cumulate votes), all the shares of Common Stock of the Company held of record by the undersigned on April 6, 2005, at the annual meeting of shareholders to be held on May 24, 2005 (the “Meeting”) or any continuation, adjournment or postponement thereof.

(Continued, and to be signed on back)

\/ DETACH PROXY CARD HERE \/

Please Detach Here

\/ You must Detach This Portion of the Proxy Card \/

Before Returning it in the Enclosed Envelope

HEMACARE CORPORATION

1.     ELECTION OF DIRECTORS:

Please mark only one box per nominee. If no vote is indicated for any nominees this Proxy will be voted for the election of such nominee.

	Vote For	Withhold Authority to Vote
JULIAN L. STEFFENHAGEN	☐	☐
STEVEN B. GERBER, M.D.	☐	☐
JUDI IRVING	☐	☐
ROBERT L. JOHNSON	☐	☐
TERRY VAN DER TUUK	☐	☐

2.               RATIFICATION OF THE APPOINTMENT OF STONEFIELD JOSEPHSON, INC. AS THE COMPANY’S REGISTERED PUBLIC ACCOUNTING FIRM:

☐	FOR	☐	AGAINST	☐	ABSTAIN

3.               AMENDMENT OF 1996 STOCK INCENTIVE PLAN:

☐	FOR	☐	AGAINST	☐	ABSTAIN

4.     OTHER BUSINESS:

☐	FOR	☐	AGAINST	☐	ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES LISTED ABOVE, “FOR” APPROVAL OF THE AMENDMENT OF THE 1996 STOCK INCENTIVE PLAN AND “FOR” RATIFICATION OF THE APPOINTMENT OF STONEFIELD JOSEPHSON, INC. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.  IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, INCLUDING, A PROPOSAL TO ADJOURN OR POSTPONE THE MEETING, THIS PROXY SHALL BE VOTED BY THE PROXYHOLDER IN ACCORDANCE WITH THE RECOMMENDATIONS OF A MAJORITY OF THE BOARD OF DIRECTORS.

The undersigned hereby ratifies and confirms all that the Proxyholder, or her substitutes, shall lawfully do or cause to be done by virtue hereof and hereby revokes any and all proxies heretofore given by the undersigned to vote at the Meeting.  The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement accompanying said notice.

The Proxy will be voted in accordance with the instructions set forth above.  If instructions are not given, this Proxy will be treated as a GRANT OF AUTHORITY TO VOTE “FOR” the election of all nominees whose names appear above, “FOR” approval of the amendment of the 1996 Stock Incentive Plan and “FOR” ratification of the appointment of Stonefield Josephson, Inc. as the Company’s independent registered public accounting firm and in accordance with the recommendations of a majority of the Board of Directors or such other business as may come before the Meeting, including a motion to adjourn the Meeting to another time or place in order to solicit additional proxies in favor of the recommendations of the Board of Directors.

PLEASE SIGN, DATE AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE PREPAID ENVELOPED PROVIDED.

Dated:	, 2005

Signature of Shareholder

(Signature if jointly held)

The signature(s) hereon should correspond exactly with the name(s) of the shareholder(s) appearing on this Proxy.  If shares are jointly held, all joint owners should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If signer is a corporation, please sign the full corporation name, and give title of signing officer.